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                                               Securities Act File No.

       As filed with the Securities and Exchange Commission on ____, 2002
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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                        Pre-Effective Amendment No.  [_]
                        Post-Effective Amendment No. [_]

                                    SBL FUND
               (Exact Name of Registrant as Specified in Charter)

              One Security Benefit Place, Topeka, Kansas 66636-0001
               (Address of Principal Executive Offices) (Zip Code)

                                 (785) 438-3000
                  (Registrant's Area Code and Telephone Number)

                                   Amy J. Lee
                        Security Management Company, LLC
                           One Security Benefit Place
                            Topeka, Kansas 66636-0001
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  As soon as practicable after this
Registration Statement becomes effective.

It is proposed that this filing will become  effective on ______,  2002 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is required because an indefinite  number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

Pursuant  to Rule  429  under  the  Securities  Act of 1933,  this  registration statement  relates to shares of common stock previously  registered on Form N-1A
(File No. 2-59353).

                                    SBL Fund
                           One Security Benefit Place
                              Topeka, KS 66636-0001
                                 (800) 888-2461

                                                                      ____, 2002

Dear Shareholder:

Your Board of Directors has called a special  meeting of Shareholders of the SBL
Fund,  Series M ("Global  Total Return  Fund"),  to be held at 9:30 a.m.,  local time,  on August 20, 2002,  at the offices of the Fund,  Security  Benefit Group
Building, One Security Benefit Place, Topeka, Kansas 66636-0001.

The Board of Directors of SBL Fund has approved a  reorganization  of the Global
Total   Return   Fund,   into  SBL  Fund,   Series  D   ("Global   Fund")   (the
"Reorganization"). Security Management Company, LLC serves as investment adviser to the  Global  Fund and the  Global  Total  Return  Fund.  Security  Management
Company, LLC has engaged  OppenheimerFunds,  Inc. to serve as sub-adviser of the
Global Fund and Wellington  Management  Company,  LLP to serve as sub-adviser of the Global Total  Return Fund.  The Global Fund has  investment  objectives  and policies  that are similar in many  respects to those of the Global Total Return
Fund.  The  Reorganization  will provide  shareholders  with the  opportunity to participate  in a larger fund and is expected  to result in  operating  expenses that are lower for shareholders.

You are asked to vote to  approve  a Plan of  Reorganization.  The  accompanying document  describes  the  proposed  transaction  and  compares  the policies and expenses of the Funds for your evaluation.

After  careful  consideration,  the Board of Directors  of SBL Fund  unanimously approved this proposal with respect to Global Total Return Fund and  recommended that shareholders of the Fund vote "FOR" the proposal.

A Proxy  Statement/Prospectus  that describes the Reorganization is enclosed. We urge you to vote your shares by completing  and returning the enclosed  proxy in the  envelope  provided,  or vote by Internet  or  telephone,  at your  earliest convenience.

YOUR VOTE IS IMPORTANT  REGARDLESS  OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO
AVOID THE ADDED  COST OF  FOLLOW-UP  SOLICITATIONS  AND  POSSIBLE  ADJOURNMENTS,
PLEASE TAKE A FEW MINUTES TO READ THE PROXY  STATEMENT/PROSPECTUS  AND CAST YOUR
VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN AUGUST _, 2002.

We appreciate  your  participation  and prompt response in this matter and thank you for your continued support.

                                                                Sincerely,

                                                                James R. Schmank
                                                                President

                                    SBL Fund
                           One Security Benefit Place
                              Topeka, KS 66636-0001
                                 (800) 888-2461

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                               SBL FUND, SERIES M
                           TO BE HELD AUGUST 20, 2002

To the Shareholders:

A special  meeting of  Shareholders  of SBL Fund,  Series M (the  "Global  Total
Return  Fund")  will be held August 20,  2002 at 9:30 a.m.,  local time,  at the
Security  Benefit Group Building,  One Security  Benefit Place,  Topeka,  Kansas
66636-0001.

The  purposes  of the  special  meeting of the Global  Total  Return Fund are as follows:

1.  To approve a Plan of Reorganization  providing for the acquisition of all of the assets and  liabilities  of the Global  Total  Return  Fund by SBL Fund,
    Series D (the  "Global  Fund")  solely in exchange  for shares of the Global
    Fund, followed by the complete  liquidation of the Global Total Return Fund;
    and

2.  To  transact  such other  business as may  properly  come before the special meeting of Shareholders or any adjournments thereof.

Shareholders of record at the close of business on June 24, 2002 are entitled to notice  of,  and to vote at,  the  meeting.  Your  attention  is  called  to the accompanying  Proxy  Statement/Prospectus.  Regardless  of  whether  you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY
CARD OR VOTE BY  TELEPHONE  OR  INTERNET  so that a quorum will be present and a maximum number of shares may be voted.  If you are present at your meeting,  you may change your vote, if desired, at that time.

                                              By Order of the Board of Directors

                                              Amy J. Lee
                                              Secretary

______, 2002

                           PROXY STATEMENT/PROSPECTUS

                                    SBL FUND
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                                 (800) 888-2461

                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                 AUGUST 20, 2002

                               SBL FUND, SERIES M
                       RELATING TO THE REORGANIZATION INTO
        SBL FUND, SERIES D (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS")

INTRODUCTION

This Proxy Statement/Prospectus provides you with information about the proposed transaction.  The  transaction  involves  the  transfer of all of the assets and liabilities of SBL Fund,  Series M (the "Global Total Return Fund") to SBL Fund,
Series D (the "Global Fund"), an open-end management investment company,  solely in exchange for shares of Global Fund (the  "Reorganization").  The Global Total
Return Fund would then  distribute  to you your  portion of the shares of Global
Fund it received in the  Reorganization.  The result would be a  liquidation  of
Global Total Return Fund.  You would receive shares of the Global Fund having an aggregate  value  equal to the  aggregate  value of the  shares of Global  Total
Return  Fund  held  by you as of the  close  of  business  on the  business  day preceding the closing of the Reorganization.  You are being asked to vote on the
Plan of Reorganization through which these transactions would be accomplished.

Because  you, as a  shareholder  of Global  Total Return Fund are being asked to approve a  transaction  that will result in your holding  shares of Global Fund, this  Proxy  Statement  also  serves  as  a  Prospectus  for  Global  Fund.  The
Reorganization  will allow you to participate  in a larger fund with  compatible investment  objectives  and  policies.  Global  Fund seeks  long-term  growth of capital  primarily  through  investment  in common  stocks  and  equivalents  of companies in foreign countries and the United States.

This Proxy  Statement/Prospectus,  which you should retain for future reference, contains  important  information  about  Global Fund that you should know before investing.  A Statement of  Additional  Information  ("SAI")  dated ____,  2002, containing  additional  information about the Reorganization has been filed with the U.S.  Securities and Exchange  Commission ("SEC"), is incorporated herein by reference,  and is available,  without charge, by calling (800) 888-2461.  For a more detailed discussion of the investment  objectives,  policies,  restrictions and risks of each of the Funds,  see the SBL Fund Prospectus and the SAI for the
Funds dated May 1, 2002, which are  incorporated  herein by reference and may be obtained,  without  charge,  by calling (800)  888-2461.  Each of the Funds also provides periodic reports to its shareholders, which highlight certain important
information  about  the  Funds,   including  investment  results  and  financial
information.  The annual  report  for the Funds  dated  December  31,  2001,  is included herewith and is incorporated herein by reference. The annual report and any subsequent semiannual report for the Funds may be obtained,  without charge, by calling (800) 888-2461.

You may also obtain  proxy  materials,  reports and other  information  filed by
Global Fund from the SEC's Public Reference Section (1-202-942-8090) or from the
SEC's internet website at www.sec.gov. Copies of materials may also be obtained, after paying a duplicating  fee, by electronic  request at the following  e-mail address:  publicinfo@sec.gov,  or by writing the SEC's Public Reference Section,
Washington, DC 20549-0102.

THE SEC HAS NOT APPROVED OR DISAPPROVED  THESE  SECURITIES,  OR DETERMINED  THAT
THIS PROXY  STATEMENT/PROSPECTUS  IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.

DATE:  JUNE _, 2002

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information,  you  should  consult  the SBL  Fund  Prospectus  and  the  Plan of
Reorganization, which is attached hereto as Appendix A.

THE  PROPOSED  REORGANIZATION  -- On May 3, 2002,  the Board of Directors of SBL
Fund approved a Plan of Reorganization (the "Reorganization  Plan").  Subject to
approval of Global  Total  Return Fund  shareholders,  the  Reorganization  Plan provides for:

o  the transfer of all of the assets of Global Total Return Fund to Global Fund, in exchange for shares of Global Fund;

o  the  assumption  by Global  Fund of all of the  liabilities  of Global  Total
   Return Fund;

o  the distribution of shares of Global Fund to the shareholders of Global Total
   Return Fund; and

o  the complete liquidation of Global Total Return Fund.

The  Reorganization  is expected to be effective upon the opening of business on
August 28, 2002, or on a later date as the parties may agree (the "Closing"). As a result of the  Reorganization,  each  shareholder  of Global Total Return Fund would become a  shareholder  of the Global Fund.  Each  shareholder  would hold, immediately  after the Closing,  shares of Global Fund having an aggregate value equal to the  aggregate  value of the shares of Global Total Return Fund held by that  shareholder  as of the close of business on the business day preceding the
Closing.

The  Reorganization  is intended  to  eliminate  duplication  of costs and other inefficiencies arising from having two substantially similar mutual funds within the same group of funds,  as well as to assist in achieving  economies of scale.
Shareholders  in Global  Total  Return  Fund are  expected  to benefit  from the elimination of this  duplication and from the larger asset base that will result from the Reorganization.

Approval of the  Reorganization  Plan with  respect to Global  Total Return Fund requires the  affirmative  vote of a majority of the  outstanding  shares of the
Fund.  In the event that the  shareholders  of Global  Total  Return Fund do not approve  the  Reorganization,  the Fund would  continue to operate as a separate entity,  and the Fund's Board of Directors  would determine what further action, if any, to take.

AFTER  CAREFUL  CONSIDERATION,  THE BOARD OF DIRECTORS  OF SBL FUND  UNANIMOUSLY
APPROVED THE PROPOSED  REORGANIZATION.  THE BOARD RECOMMENDS THAT YOU VOTE "FOR"
THE PROPOSED REORGANIZATION.

In considering whether to approve the Reorganization, you should note that:

o  Global  Total Return Fund has  investment  objectives  and policies  that are similar in many respects to the investment  objectives and policies of Global
   Fund. Global Total Return Fund seeks high total return, consisting of capital appreciation  and  current  income.  Global  Fund seeks  long-term  growth of capital  primarily  through  investment in common stocks and  equivalents  of companies in foreign  countries and the United States.  Global Fund employs a growth approach to stock selection,  whereas Global Total Return Fund invests in both growth and value  securities  and employs asset  allocation  criteria that results in the possibility that a significant  portion of the Fund's net assets may be invested in fixed income securities.

o  Global Fund is a  significantly  larger fund (with net assets of $431 million compared to $25 million for Global  Total  Return  Fund,  as of December  31,
   2001).

o  Global Fund has a longer  performance record than that of Global Total Return
   Fund.

o  The Funds have the same investment adviser,  Security Management Company, LLC
   ("Security   Management"),   One  Security  Benefit  Place,  Topeka,   Kansas
   66636-0001.  Security Management Company,  LLC has engaged  OppenheimerFunds,
   Inc. ("Oppenheimer"), 498 Seventh Avenue, New York, New York 10018 to provide investment  advisory  services  to Global  Fund,  and  Wellington  Management
   Company, LLP ("Wellington"), 75 State Street, Boston, Massachusetts, 02109 to
   provide investment advisory services to Global Total Return Fund.

o  The  proposed  Reorganization  is  expected  to  offer a  reduction  in total operating expenses for current shareholders of Global Total Return Fund. This
   chart  compares  the  current  operating   expenses,   management  fees,  and
   distribution  fees of the Funds and an  estimate  of the  expenses  after the
   Reorganization.

================================================================================
ANNUAL FUND EXPENSES
(as a percentage of each Fund's average daily net assets)(1)
--------------------------------------------------------------------------------
                                             BROKERAGE
                                               PLAN
                              MANAGEMENT    DISTRIBUTION     OTHER       TOTAL
                                 FEES         FEES(2)       EXPENSES    EXPENSES
--------------------------------------------------------------------------------
Global Total Return Fund         1.00%         0.00%         0.53%       1.53%
--------------------------------------------------------------------------------
Global Fund                      1.00%         0.00%         0.20%       1.20%
--------------------------------------------------------------------------------
PRO FORMA - Global Fund
including Global                 1.00%         0.00%         0.20%       1.20%
Total Return Fund
--------------------------------------------------------------------------------
1  Expenses for the Funds are based on expenses incurred during the fiscal year ended December 31, 2001. All expenses are expressed as a percentage of average daily net assets.

2  Amounts included as distribution expenses under this caption are the amounts received by the Funds' distributor under the Brokerage Plan in the last fiscal year in connection with the purchase and sale of securities held by the Funds.
================================================================================

For  further  information  on fees and  expenses,  see  "Comparison  of Fees and
Expenses."

PURCHASE AND REDEMPTION  INFORMATION  -- The purchase and redemption  provisions for the  Funds  are  the  same.  For  additional  information  on  purchase  and redemption, see "Comparison of Fees and Expenses," page 15 and "More Information
Regarding the Funds," page 22.

FEDERAL INCOME TAX CONSEQUENCES OF THE  REORGANIZATION  -- The Funds expect that the  Reorganization  will be  considered  a tax-free  reorganization  within the meaning of section  368(a)(1) of the Internal  Revenue Code of 1986,  as amended
(the  "Code").  As such,  you are not  expected to  recognize  gain or loss as a result of the  Reorganization.  See "Information  About The Reorganization - Tax
Considerations."

PRINCIPAL RISK FACTORS OF INVESTING IN GLOBAL FUND -- The main risk of investing in  either  Fund  is  the  market  risk  associated  with  investing  in  equity securities,  which are generally  more volatile than other asset  classes.  Both
Funds are also subject to the risks of foreign  investments,  including emerging securities  markets and the risks of investing in options and futures contracts.
Global Fund is also subject to the risks of growth oriented  equity  securities.
See "Comparison of Investment  Techniques and Risks of the Funds" for additional information  about  investing  in either of the  Funds.

Because the Funds have similar investment objectives and policies,  the risks of an investment in the Funds are substantially  similar.  The principal risk of an investment  in one of the Funds is  fluctuation  in the net  asset  value of the
Fund's shares. Market conditions, investment policies, portfolio management, and other factors affect such fluctuations.

Each Fund is subject to risks  associated  with investing in equity  securities, the prices of which tend to fluctuate  more  dramatically  over the shorter term than do the prices of other  asset  classes.  These  movements  may result  from factors affecting individual companies,  or from broader influences like changes in interest rates,  market conditions,  investor  confidence or announcements of economic, political or financial information.

o  Global Total Return Fund  invests in value  stocks,  which are subject to the risk that their intrinsic values may never be realized by the market,  that a stock judged to be undervalued may actually be appropriately priced, and that their prices may go down.  While the Fund's  investments  in value stocks may limit  downside  risk over time,  the Fund may, as a trade-off,  produce more modest gains than riskier stock funds.

o  Each Fund may invest in growth stocks.  While potentially offering greater or more rapid capital appreciation  potential than value stocks,  investments in growth  stocks may lack the dividend  yield that can cushion  stock prices in market  downturns.  Growth  companies  often are  expected to increase  their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

o  Each Fund may invest in foreign  securities.  Investing in foreign securities involves  additional  risks such as  currency  fluctuations,  differences  in financial  reporting  standards,  a lack of adequate company  information and political or economic  instability.  The risks may be  particularly  acute in underdeveloped capital markets.

o  Each Fund may invest in emerging  markets.  All of the risks of  investing in foreign  securities are  heightened by investing in developing  countries and emerging markets. The markets of developing countries  historically have been more volatile than the markets of developed  countries with mature economies.
   These markets often have provided higher rates of return,  and greater risks, to investors.

o  Each Fund may invest in options and  futures,  which may be used to hedge the
   Fund's  portfolio,  to gain exposure to a market  without  buying  individual securities  or to  increase  returns.  There is the risk that such  practices sometimes may reduce  returns or increase  volatility.  These  practices also entail transactional expenses.

o  Each Fund may  engage in  active  trading,  which  involves  higher  expenses including higher brokerage commissions.

o  Global Total Return Fund may make short sales.  A short sale is a transaction in which the Fund sells a  security  or  currency  in  anticipation  that the market price of that security or currency  will decline.  Global Total Return
   Fund may make short sales as a form of hedging to offset  potential  declines in long  positions in securities  it owns and in order to maintain  portfolio flexibility.  The Fund may also  enter  into short  sales of  securities  and currencies  in order to hedge the  currency  exchange  risk  associated  with assets denominated in foreign currencies,  adjust the portfolio's exposure to a particular currency,  manage risk or enhance income, or as a substitute for purchasing or selling  securities.  The loss to the Fund could be substantial if the price of the  security  or  currency  sold short  does not  decline in value.

o  Global Total Return Fund makes  investments that are subject to interest rate risk.  Investments in fixed-income  securities are subject to the possibility that  interest  rates  could rise  sharply,  causing  the value of the Fund's securities,  and share price,  to decline.  Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds.  Generally,  the longer the average maturity of the bonds in the Fund, the more the Fund's share price will  fluctuate in response to interest  rate changes.

o  Global Total Return Fund makes  investments  that are subject to credit risk.
   It is possible  that some issuers of  fixed-income  securities  will not make payments on debt  securities  held by the Global Total Return Fund,  or there could be defaults on repurchase  agreements held by the Fund. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a  security,  leading to  greater  volatility  in the price of the security and in shares of the Fund. A change in the quality  rating of a bond can affect the bond's  liquidity  and make it more  difficult for the Fund to sell.

o  Global Total  Return Fund makes  investments  that are subject to  prepayment risk.  The  issuers  of  securities  held by the Fund  may be able to  prepay principal due on the  securities,  particularly  during  periods of declining interest  rates.  Securities  subject to prepayment risk generally offer less potential  for gains when  interest  rates  decline,  and may offer a greater potential for loss when interest  rates rise.  In addition,  rising  interest rates may cause prepayments to occur at a slower than expected rate,  thereby effectively  lengthening the maturity of the security and making the security more sensitive to interest rate changes.  Prepayment  risk is a major risk of mortgage-backed securities.

o  Global Total Return Fund makes investments in mortgage-backed  securities.  A
   Fund that invests in  mortgage-backed  securities will receive  payments that are part interest and part return of principal. These payments may vary based on the rate at which homeowners pay off their loans. When a homeowner makes a prepayment,  the Fund receives a larger  portion of its principal  investment back, which means that there will be a decrease in monthly interest payments.
   Some mortgage-backed  securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

o  Global  Total  Return  Fund  makes  investments  in  restricted   securities.
   Restricted securities cannot be sold to the public without registration under the  Securities  Act of  1933  ("1933  Act").  Unless  registered  for  sale, restricted  securities can be sold only in privately negotiated  transactions or pursuant to an exemption from registration.  Restricted  securities may be considered  illiquid  and,  therefore,  subject to the Fund's  limitation  on illiquid securities.  Restricted  securities (including Rule 144A Securities)
   may involve a high degree of business and financial  risk which may result in substantial  losses.  The securities may be less liquid than publicly  traded securities.  Although these securities may be resold in privately  negotiated transactions,  the prices  realized from these sales could be less than those originally  paid by the Fund.  In  particular,  Rule 144A  Securities  may be resold only to qualified  institutional  buyers in accordance  with Rule 144A under the Securities Act of 1933.  Rule 144A permits the resale to "qualified institutional buyers" of "restricted  securities" that, when issued, were not of the same  class as  securities  listed on a U.S.  securities  exchange  or quoted in the National  Association of Securities Dealers Automated Quotation
   System (the "Rule 144A  Securities").  Investing in Rule 144A  Securities and
   other restricted securities could have the effect of increasing the amount of the  Fund's  assets  invested  in  illiquid  securities  to the  extent  that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

o  Global Total Return Fund makes investments in high yield  securities.  Higher yielding, high risk debt securities may present additional risk because these securities may be less liquid than investment grade bonds and they tend to be more  susceptible  to high  interest  rates and to real or perceived  adverse economic and  competitive  industry  conditions.  High yield  securities  are subject to more credit risk than higher quality securities.

INVESTMENT OBJECTIVES AND STRATEGIES

COMPARISON OF OBJECTIVES  AND PRIMARY  INVESTMENT  STRATEGIES -- The  investment objectives,  policies and restrictions of the Funds are similar,  although there are certain  differences.  There can be no assurance  that any Fund will achieve its stated objective.

================================================================================
                     | GLOBAL TOTAL RETURN FUND |          GLOBAL FUND
---------------------|--------------------------|-------------------------------
INVESTMENT OBJECTIVE | High total return        | Long-term growth of capital
                     | consisting of capital    | primarily through investment
                     | appreciation and current | in common stocks and
                     | income                   | equivalents of companies in
                     |                          | foreign countries and the
                     |                          | United States
---------------------|--------------------------|-------------------------------
INVESTMENT ADVISER   | Security Management      | Security Management
                     | Company, LLC             | Company, LLC
---------------------|--------------------------|-------------------------------
SUB-ADVISER          | Wellington Management    | OppenheimerFunds, Inc.
                     | Company, LLP             |
---------------------|--------------------------|-------------------------------
PORTFOLIO MANAGER    | Scott M. Elliot          | William L. Wilby
================================================================================

PRIMARY INVESTMENT STRATEGIES.

o  Each  Fund  invests  primarily  in  equity  securities  of U.S.  and  foreign companies.

GLOBAL FUND

o  Normally  invests  at  least  65% of  its  total  assets  in at  least  three countries, one of which may be the United States.

o  The  Fund  primarily  invests  in  foreign  and  domestic  common  stocks  or
   convertible   stocks  of   growth-oriented   companies   considered  to  have
   appreciation possibilities.

o  The  Fund's   Sub-Adviser  uses  a  disciplined   theme  approach  to  choose
   securities.  By considering  the effect of key worldwide  growth trends,  the
   Sub-Adviser  focuses on areas that it believes offers the best  opportunities for long-term growth. These trends include: (1) the growth of mass affluence;
   (2) the development of new technologies; (3) corporate restructuring; and (4)
   demographics.

o  When choosing  securities for the Fund, the  Sub-Adviser  currently looks for the  following:  (1)  stocks  of  small,  medium  and  large  growth-oriented companies  worldwide;  (2) companies that stand to benefit from global growth trends; (3) businesses with strong competitive  positions and high demand for their products or services;  and (4) cyclical  opportunities  in the business cycle and sectors or industries that may benefit from those opportunities.

o  The Fund may invest in options,  futures contracts, and foreign currencies to hedge the Fund's  portfolio,  to increase returns or to maintain  exposure to the equity markets.

o  The Fund may invest in emerging markets securities.

o  The Fund may engage in active  trading of its portfolio  securities,  without regard to the length of time that the investment was held by the Fund.

o  Under adverse or unstable market  conditions,  the Fund may invest some of it assets in cash, repurchase agreements and money market instruments of foreign or domestic countries and the U.S. and foreign governments.

GLOBAL TOTAL RETURN FUND

o  The Fund seeks to achieve its objective through asset allocation and security selection by investing in a diversified  portfolio of global equity and fixed income securities.  The Sub-Adviser  normally allocates  approximately 80% of the Fund's total assets to equity  securities  and the remaining 20% to fixed income  securities.  Allocations  will vary based on the  Sub-Adviser's  view regarding the relative  attractiveness  of  industries,  sectors,  countries, currencies and asset classes.  The Fund normally  invests at least 65% of its total assets in equity and fixed income securities of issuers worldwide.

o  The Fund's Sub-Adviser uses a disciplined portfolio management approach which seeks to balance investment risk and expected return to determine the overall asset allocation and country and currency exposure of the Fund.

o  The  Fund  may  invest  in  common  stocks,  preferred  stocks,   convertible
   securities,  warrants  and rights  and ADRs and  depository  receipts.  These investments  will generally be broadly  diversified by country,  industry and company.

o  Under normal circumstances,  the Fund's fixed income investments may be made, without  limitation,  in the  following:  fixed income  securities  issued or guaranteed by governments,  governmental entities or supranational  entities;
   fixed income  securities and commercial  paper issued by  corporations;  bank obligations;  mortgage-backed  and asset backed  securities,  collaterialized mortgage  obligations,  and convertible  bonds;  privately-issued  securities deemed to be liquid by the Sub-Adviser.

o  Investments  in global  equity  securities  are selected  using a proprietary
   quantitative   analysis  and  qualitative   fundamental   evaluation  of  the
   securities.   Equity   investments  are  evaluated  based  on  valuation  and
   timeliness  measures  combined  with  fundamental  analysis  of  a  company's management,  cash flow,  earnings,  dividends  and  business  environment.  A disciplined  analytical  process  attempts to balance the expected return and control portfolio risk.

o  Investments in fixed income  securities are based on a variety of fundamental and economic considerations to determine interest rate and sector allocation, country and currency selection, and quality emphasis.

o  Individual  fixed income  securities  are  purchased and sold on the basis of relative value in the context of the Fund's overall strategy.

o  The Fund may invest in futures and options contracts on securities, financial indices and currencies,  as well as options on futures and currency forwards.
   The Fund may also enter into short sales on securities  and  currencies.  The
   Fund uses derivatives to reallocate exposure to asset classes,  countries and currencies.  The Sub-Adviser uses derivatives may also be used to manage risk and enhance income; though they will not be used to leverage the portfolio.

o  The Fund may  invest in  investment  grade and high  yield  debt  obligations
   (commonly referred to as "junk bonds").

o  The Fund generally  sells an investment  when the company or issuer begins to show  deteriorating  relative  fundamentals or when  alternative  investments become significantly more attractive.

o  Under  adverse  market  conditions,  the Fund could invest some or all of its assets in cash,  foreign  currencies,  high quality debt  securities or money market securities.

As you can see from the information above, the Funds have compatible  investment objectives and strategies.  Both Funds provide investors with the opportunity to participate in securities  markets  throughout  the world,  including the United
States.  Global Fund invests  primarily in equity  securities with the potential for growth,  whereas  Global Total Return Fund uses more of a value  approach to securities  selection.  Further,  Global  Total  Return  Fund  employs  an asset allocation  strategy which may result in a significant portion of the Fund's net assets  being  invested  in fixed  income  securities,  whereas  the Global Fund invests primarily in equity securities.

Following the  Reorganization and in the ordinary course of business as a mutual fund,  certain holdings of the Global Total Return Fund that were transferred to the Global Fund may be sold.  Such sales may result in  increased  transactional costs for Global Fund.

COMPARISON OF PORTFOLIO  CHARACTERISTICS -- The following tables compare certain characteristics of the portfolios of the Funds as of December 31, 2001:

================================================================================
                                                                    GLOBAL TOTAL
                                                      GLOBAL FUND   RETURN FUND
--------------------------------------------------------------------------------
Net Assets                                           $431,252,291   $25,007,144
--------------------------------------------------------------------------------
Number of Holdings                                       125            204
--------------------------------------------------------------------------------
Portfolio Turnover Rate (12 months ended 12/31/01)       41%            139%
--------------------------------------------------------------------------------
Average Market Capitalization
--------------------------------------------------------------------------------
As a Percentage of Net Assets:
--------------------------------------------------------------------------------
Equity Securities
--------------------------------------------------------------------------------
Debt Securities
--------------------------------------------------------------------------------
Non-U.S. Equities
--------------------------------------------------------------------------------
Developed Markets
--------------------------------------------------------------------------------
Emerging Markets
--------------------------------------------------------------------------------
Top 5 Industries (as a percentage of Net Assets)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top 5 Countries (as a percentage of Net Assets)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                     TOP 10 HOLDINGS (AS A % OF NET ASSETS)

================================================================================
              GLOBAL FUND              |        GLOBAL TOTAL RETURN FUND
---------------------------------------|----------------------------------------
Cadence Design Systems, Inc.      4.8% | U.S. Treasury Bill                 3.2%
                                       | (1.95% - 2002)
---------------------------------------|----------------------------------------
Reckitt Benklser, plc             3.4% | Citigroup, Inc.                    2.1%
---------------------------------------|----------------------------------------
Porsche AG                        3.0% | Microsoft Corporation              1.8%
---------------------------------------|----------------------------------------
Sanofi - Synthelabo S.A.          2.9% | Deutschland Republic               1.7%
                                       | (5.25% - 2011)
---------------------------------------|----------------------------------------
Electronic Arts, Inc.             2.5% | Swedish Government                 1.6%
                                       | (3.50% - 2006)
---------------------------------------|----------------------------------------
Fannie Mae                        2.2% | Tyco International, Ltd.           1.5%
---------------------------------------|----------------------------------------
Nintendo Company, Ltd.            2.0% | Pharmacia Corporation              1.4%
---------------------------------------|----------------------------------------
Bank One Corporation              2.0% | Astrazeneca Group, plc             1.4%
---------------------------------------|----------------------------------------
Cadbury Schweppes plc             1.9% | First Data Corporation             1.4%
---------------------------------------|----------------------------------------
Johnson & Johnson                 1.9% | Japan Government,                  1.2%
                                       | #213 (1.40% - 2009)
================================================================================

RELATIVE  PERFORMANCE  -- The  following  table shows,  for calendar  years 1991 through  2001,  the average  annual total  return for each Fund,  the MSCI World
Index and the blended  index which  consists of 80% MSCI World  Equity Index and
20%  Salomon  World  Government  Index-unhedged.  The  Indexes  have an inherent performance  advantage  over  the  Funds,  since  an  index  has no  cash in its portfolio,  and incurs no operating  expenses.  An investor  cannot invest in an index.  Total return is calculated  assuming  reinvestment  of all dividends and capital gain distributions at net asset value and excluding the deduction of any sales  charges.  The  information  below  does not  reflect  fees  and  expenses associated with an investment in variable insurance products offered by Security
Benefit Life  Insurance  Company.  Shares of the Fund are available only through the purchase of such products.

================================================================================
CALENDAR YEAR/       GLOBAL       GLOBAL TOTAL          MSCI            BLENDED
 PERIOD ENDED         FUND        RETURN FUND        WORLD INDEX         INDEX
--------------------------------------------------------------------------------
   12/31/91           12.7%          ---                18.3%           18.5%
--------------------------------------------------------------------------------
   12/31/92           -2.6%          ---                -5.2%           -2.6%
--------------------------------------------------------------------------------
   12/31/93           31.6%          ---                22.5%           21.2%
--------------------------------------------------------------------------------
   12/31/94            2.7%          ---                 5.1%            5.0%
--------------------------------------------------------------------------------
   12/31/95           10.9%          7.1%(1)            20.7%           20.9%(2)
--------------------------------------------------------------------------------
   12/31/96           17.5%         14.2%               13.5%           11.9%
--------------------------------------------------------------------------------
   12/31/97            6.5%          6.2%               15.8%           13.0%
--------------------------------------------------------------------------------
   12/31/98           20.1%         12.6%               24.3%           23.3%
--------------------------------------------------------------------------------
  12/31/99(3)         53.7%         14.0%               24.9%           19.0%
--------------------------------------------------------------------------------
   12/31/00            3.5%        -10.6%               13.2%          -10.1%
--------------------------------------------------------------------------------
   12/31/01          -12.3%        -13.1%              -16.8%          -13.6%
--------------------------------------------------------------------------------
1  For the period June 1, 1995 (Global Total Return Fund's date of inception) to
   December 31, 1995.

2  For the  period  June 1, 1995 to  December  31,  1995,  the  blended  index's performance was 6.7% and the MSCI World Index's performance was __%.

3  Effective May 14, 1999, Wellington became sub-adviser for Global Total Return
   Fund.
================================================================================

COMPARISON OF INVESTMENT  TECHNIQUES AND RISKS OF THE FUNDS -- Because the Funds
have similar investment  objectives and policies,  the risks of an investment in the Funds are substantially  similar. The risks of investing in the Funds differ to the extent  that Global Fund  invests in stocks  with a growth  emphasis  and
Global Total Return Fund invests in securities with a value  emphasis.  Further, the risks of  investing  in the Funds  differ to the extent  that  Global  Total
Return Fund uses an asset allocation approach to investing , which may result in the Fund having a significant portion of its net assets invested in fixed income securities.  The  principal  risk of an  investment  in  either  of the Funds is fluctuation  in the net asset  value of the Fund's  shares.  Market  conditions, investment  policies,  portfolio  management,  and  other  factors  affect  such fluctuations.  The Funds are subject to varying degrees of financial, market and credit risk. An investment in either of the Funds is not a deposit of a bank and is not  insured  by the  Federal  Deposit  Insurance  Corporation  or any  other government  agency.  The  following  discussion  addresses  the primary risks of investing  in the  Funds.  However,  the  fact  that a  particular  risk  is not identified as a main risk for the Fund does not mean that the Fund is prohibited from  investing in assets in  securities  that give rise to that risk. It simply means that the risk is not a main risk of the Funds.

EQUITY  SECURITIES.  Each Fund is subject to risks  associated with investing in equity securities,  the prices of which tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes.  These movements may result from factors affecting individual  companies,  or from broader influences like  changes in interest  rates,  market  conditions,  investor  confidence  or announcements of economic, political or financial information.

o  Global Total Return Fund  invests in value  stocks,  which are subject to the risk that their intrinsic values may never be realized by the market,  that a stock judged to be undervalued may actually be appropriately priced, and that their prices may go down.  While the Fund's  investments  in value stocks may limit  downside  risk over time,  the Fund may, as a trade-off,  produce more modest gains than riskier stock funds.

o  Each Fund may invest in growth stocks.  While potentially offering greater or more rapid capital appreciation  potential than value stocks,  investments in growth  stocks may lack the dividend  yield that can cushion  stock prices in market  downturns.  Growth  companies  often are  expected to increase  their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

FOREIGN SECURITIES.  The Funds may invest in foreign  securities,  which involve certain special risks, including, but not limited to: (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii)
unreliable or untimely  information;  (iv) limited legal  recourse;  (v) limited markets; and (vi) higher operational expenses.

Foreign investments are normally issued and traded in foreign  currencies.  As a result,  their values may be affected by changes in the exchange  rates  between particular  foreign currencies and the U.S. dollar.  Foreign  investments may be subject  to  the  risks  of  seizure  by a  foreign  government,  imposition  of restrictions  on  the  exchange  or  transport  of  foreign  currency,  and  tax increases. There may also be less information publicly available about a foreign company than about most U.S.  companies,  and foreign  companies are usually not subject to accounting,  auditing and financial reporting standards and practices comparable to those in the United  States.  The legal  remedies for investors in foreign  investments  may be more  limited  than those  available  in the United
States.  Certain foreign investments may be less liquid (harder to buy and sell)
and more volatile than domestic investments,  which means a Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Fund  may at  times  find it  difficult  to  value  its  foreign  investments.
Brokerage   commissions  and  other  fees  are  generally   higher  for  foreign
investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments.  Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Funds.

INTEREST RATE RISK. Both Funds are subject to interest-rate risk. Investments in fixed-income  [and  convertible]  securities are subject to the possibility that interest rates could rise sharply,  causing the value of the Fund's  securities, and share  price,  to  decline.  Longer  term  bonds and zero  coupon  bonds are generally  more  sensitive to interest  rate changes  than  shorter-term  bonds.
Generally,  the longer the average  maturity of the bonds in the Fund,  the more the Fund's share price will fluctuate in response to interest rate changes.

CREDIT  RISK.  Both Funds are subject to credit risk.  It is possible  that some issuers of  fixed-income  and  convertible  securities will not make payments on debt  securities  held by a Fund,  or there  could  be  defaults  on  repurchase agreements  held by a Fund.  Also,  an issuer  may  suffer  adverse  changes  in financial  condition that could lower the credit quality of a security,  leading to greater  volatility  in the price of the  security and in shares of a Fund. A change in the quality rating of a bond can affect the bond's  liquidity and make it more difficult for a Fund to sell.

PREPAYMENT  RISK. The issuers of securities held by the Global Total Return Fund may be able to  prepay  principal  due on the  securities,  particularly  during periods of declining  interest  rates.  Securities  subject to  prepayment  risk generally  offer less potential for gains when interest  rates decline,  and may offer a greater potential for loss when interest rates rise. In addition, rising interest  rates may cause  prepayments  to occur at a slower than expected rate, thereby  effectively  lengthening  the  maturity of the  security and making the security more  sensitive to interest rate  changes.  Prepayment  risk is a major risk of mortgage-backed securities.

ACTIVE  TRADING.  Both  Funds may engage in active  trading  of their  portfolio
securities   which  involves  higher   expenses,   including   higher  brokerage
commissions.

CONVERTIBLE  SECURITIES AND WARRANTS.  The Funds may invest in debt or preferred equity  securities  convertible  into, or exchangeable  for, equity  securities.
Traditionally,  convertible  securities have paid dividends or interest at rates higher  than  common  stocks  but lower  than  nonconvertible  securities.  They generally  participate in the  appreciation  or  depreciation  of the underlying stock into which they are convertible,  but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with  options and other  features.  Warrants  are options to buy a stated
number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

EMERGING MARKET  SECURITIES.  The risks associated with foreign  investments are typically  increased  in less  developed  and  developing  countries,  which are sometimes referred to as emerging markets.  For example,  political and economic structures in these  countries may be young and  developing  rapidly,  which can cause  instability.  These  countries  are also more likely to  experience  high levels of inflation,  deflation or currency devaluation,  which could hurt their economies and securities  markets.  For these and other reasons,  investments in emerging markets are often considered speculative.

HIGH YIELD SECURITIES.  Both Funds may invest in high yield  securities.  Higher yielding  debt  securities in the lower rating  (higher risk)  categories of the recognized  rating services are commonly  referred to as "junk bonds." The total return and yield of junk bonds can be expected to fluctuate  more than the total return and yield of  higher-quality  bonds. Junk bonds (those rated below BBB or in  default)  are  regarded as  predominantly  speculative  with  respect to the issuer's continuing ability to meet principal and interest payments.  Successful investment in lower-medium-  and low-quality  bonds involves greater  investment risk and is highly dependent on the  Sub-Adviser's  credit  analysis.  A real or perceived  economic  downturn or higher  interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds.  Because objective pricing data may be less  available,  judgment may play a greater role in the  valuation process.  In  addition,  the entire junk bond market can  experience  sudden and sharp price  swings due to a variety of factors,  including  changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology.  This type of volatility  is usually  associated  more with stocks  than bonds,  but junk bond investors should be prepared for it.

SHORT SALES.  Global  Total Return Fund may make short sales.  A short sale is a transaction in which the Fund sells a security or currency in anticipation  that the market price of that security or currency will decline.  Global Total Return
Fund may make short sales as a form of hedging to offset  potential  declines in long  positions  in  securities  it owns  and in  order  to  maintain  portfolio flexibility.  The  Fund may also  enter  into  short  sales  of  securities  and currencies in order to hedge the currency  exchange risk  associated with assets denominated  in  foreign  currencies,  adjust  the  portfolio's  exposure  to  a particular  currency,  manage risk or enhance  income,  or as a  substitute  for purchasing or selling  securities.  The loss to the Fund could be substantial if the price of the security or currency sold short does not decline in value.

SMALLER  COMPANIES.  The Funds may invest in small- or  medium-sized  companies.
Such  companies  are more likely than larger  companies to have limited  product lines,  markets or financial resources,  or to depend on a small,  inexperienced management  group.  Stocks of these  companies may trade less  frequently and in limited  volume,  and their  prices  may  fluctuate  more  than  stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

FUTURES AND OPTIONS. The Funds may utilize futures contracts, options on futures and may  purchase  call and put  options  and write  call and put  options  on a
"covered" basis. Futures (a type of potentially  high-risk derivative) are often used to manage or hedge risk  because they enable the investor to buy or sell an asset  in  the  future  at  an  agreed-upon  price.  Options  (another  type  of potentially  high-risk  derivative)  give the  investor  the  right  (where  the investor  purchases the options),  or the obligation  (where the investor writes
(sells) the options),  to buy or sell an asset at a  predetermined  price in the future.  These  instruments  may be  bought or sold for any  number of  reasons, including:  to manage  exposure  to  changes  in  securities  prices,  to manage exposure to changes in interest rates and bond prices;  as an efficient means of adjusting  overall exposure to certain markets;  in an effort to enhance income;
to protect the value of portfolio securities;  and to adjust portfolio duration.
Futures contracts and options may not always be successful hedges;  their prices can be highly volatile.  Using them could lower the Fund's total return, and the potential loss from the use of futures can exceed the Fund's initial  investment in such contracts.

ASSET-BACKED  SECURITIES.  Global Total  Return Fund may invest in  asset-backed securities.  An  underlying  pool of assets,  such as credit  card  receivables, automobile  loans, or corporate loans or bonds back these bonds and provides the interest and principal  payments to investors.  On occasion,  the pool of assets may also  include a swap  obligation,  which is used to change the cash flows on the underlying  assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation.  Credit quality depends primarily on the quality of the underlying assets, the level of credit support,  if any, provided by the issuer,  and the credit  quality of the swap  counterparty,  if any.  The underlying  assets (i.e.,  loans) are subject to prepayments,  which can shorten the securities'  weighted average life and may lower their return.  The value of these  securities also may change because of actual or perceived  changes in the
creditworthiness   of  the  originator,   the  servicing  agent,  the  financial
institution providing credit support, or swap counterparty.

MORTGAGE-BACKED   SECURITIES.   Global   Total   Return   Fund  may   invest  in
mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar  characteristics  to  back a  certificate  or  bond,  which  is  sold to investors  such as the Fund.  Interest and principal  payments  generated by the underlying  mortgages  are passed  through to the  investors.  The three largest issuers of these  securities are the Government  National  Mortgage  Association
(GNMA), the Federal National Mortgage  Association  (Fannie Mae) and the Federal
Home Loan Mortgage  Corporation  (Freddie Mac). GNMA  certificates are backed by the full faith and credit of the U.S.  Government,  while others, such as Fannie
Mae and Freddie Mac  certificates,  are only  supported by the ability to borrow from the U.S.  Treasury or supported  only by the credit of the agency.  Private mortgage bankers and other institutions also issue  mortgage-backed  securities.
Mortgage-backed  securities are subject to scheduled and  unscheduled  principal payments as homeowners pay down or prepay their mortgages. As these payments are received,  they must be reinvested  when  interest  rates may be higher or lower than on the original mortgage security.  Therefore,  these securities are not an effective  means of locking in  long-term  interest  rates.  In  addition,  when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par),  causing a loss for any investor who may have  purchased  the security at a price above par. In such an  environment, this risk limits the potential price  appreciation  of these  securities and can negatively  affect the Fund's net asset  value.  When rates rise,  the prices of mortgage-backed  securities  can be expected to decline,  although  historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

Additional  mortgage-backed securities in which the Global Total Return Fund may invest include Collateralized  Mortgage Obligations (CMOs) and stripped mortgage securities.  CMOs  are  debt  securities  that  are  fully  collateralized  by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying  mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite  maturities than is the case with the underlying mortgages.  CMOs may pay fixed or variable rates of interest, and certain  CMOs  have  priority  over  others  with  respect  to  the  receipt  of prepayments.  Stripped  mortgage  securities  (a type of  potentially  high-risk derivative)  are created by  separating  the  interest  and  principal  payments generated by a pool of mortgage-backed  securities or a CMO to create additional classes of  securities.  Generally,  one class  receives only interest  payments
(IOs)  and  another  receives  principal  payments  (POs).   Unlike  with  other
mortgage-backed  securities  and POs, the value of IOs tends to move in the same direction as interest  rates.  The Fund can use IOs as a hedge  against  falling prepayment  rates (interest rates are rising) and/or a bear market  environment.
POs can be used as a hedge against rising  prepayment  rates (interest rates are falling) and/or a bull market environment.  IOs and POs are acutely sensitive to interest  rate  changes  and to the rate of  principal  prepayments.  A rapid or unexpected  increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs.
These  securities  are very volatile in price and may have lower  liquidity than most  other  mortgage-backed  securities.  Certain  non-stripped  CMOs  may also exhibit these  qualities,  especially  those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition,  if interest  rates rise rapidly and  prepayment  rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term  securities  and become more volatile.  There is no guarantee the
Fund's  investment  in CMOs,  IOs, or POs will be  successful,  and total return could be adversely affected as a result.

RESTRICTED  SECURITIES.  The Funds may invest in  restricted  securities,  which cannot be sold to the public  without  registration  under the Securities Act of
1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in  privately  negotiated  transactions  or pursuant to an  exemption  from registration.  Restricted  securities  are  generally  considered  illiquid and, therefore, subject to the Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business  and  financial  risk which may result in  substantial  losses.  The securities may be less liquid than publicly  traded  securities.  Although these securities  may be resold  in  privately  negotiated  transactions,  the  prices realized from these sales could be less than those  originally paid by the Fund.
In   particular,   Rule  144A   Securities  may  be  resold  only  to  qualified
institutional  buyers in accordance  with Rule 144A under the  Securities Act of
1933.  Rule 144A  permits  the  resale to  "qualified  institutional  buyers" of
"restricted  securities"  that,  when  issued,  were  not of the  same  class as securities  listed on a U.S.  securities  exchange  or  quoted  in the  National
Association of Securities  Dealers  Automated  Quotation  System (the "Rule 144A
Securities").  A  "qualified  institutional  buyer"  is  defined  by  Rule  144A generally as an  institution,  acting for its own account or for the accounts of other qualified  institutional buyers, that in the aggregate owns and invests on a  discretionary  basis at least $100  million  in  securities  of  issuers  not affiliated  with the  institution.  A dealer  registered  under  the  Securities
Exchange  Act of 1934 (the  "Exchange  Act"),  acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a  discretionary  basis at least $10 million in securities of issuers not  affiliated  with the dealer may also  qualify as a qualified  institutional buyer,  as well as an  Exchange  Act  registered  dealer  acting  in a  riskless principal transaction on behalf of a qualified institutional buyer.

Investing in Rule 144A Securities and other restricted securities could have the effect of  increasing  the  amount of the Fund's  assets  invested  in  illiquid
securities   to  the  extent  that   qualified   institutional   buyers   become
uninterested, for a time, in purchasing these securities.

INITIAL PUBLIC OFFERING RISK. The Funds may invest in securities offered through
initial  public  offerings   (IPOs).   Such  securities  may  have  a  magnified
performance  impact,  either positive or negative,  on a Fund and particularly a
Fund with a small asset base.  There is no guarantee  that as the Fund's  assets grow,  it will  continue to  experience  substantially  similar  performance  by investing  in IPOs.  A Fund's  investments  in IPOs may make it  subject to more erratic price movements than the overall equity market.

CASH RESERVES.  Cash reserves  maintained by the Funds may include  domestic and foreign money market instruments as well as certificates of deposit, bank demand accounts and repurchase agreements. Global Fund and Global Total Return Fund may establish and maintain reserves as OppenheimerFunds or Wellington, respectively,
believes  is  advisable  to  facilitate   the  Fund's  cash  flow  needs  (e.g.,
redemptions,  expenses and, purchases of portfolio securities) or for temporary, defensive purposes.

COMPARISON OF FEES AND EXPENSES

The  following  describes and compares the fees and expenses that you may pay if you buy and hold shares of the Funds.  It is expected  that  combining the Funds would allow  shareholders  of Global Total  Return Fund to realize  economies of scale.  For further  information  on the fees and expenses of Global  Fund,  see
"More Information Regarding the Funds," page 22.

OPERATING  EXPENSES -- The total fund operating  expenses of Global Total Return
Fund,  expressed  as a ratio of expenses to average  daily net assets  ("expense ratio"), currently are higher than the expenses of the Global Fund.

o  The management fee for the Global Fund was the same as the management fee for the Global Total Return Fund for the year ended December 31, 2001.

o  The "other  expenses"  for the Global  Total Return Fund were higher than for the Global Fund for the year ended December 31, 2001.

It is expected that combining the Funds will reduce the operating  expense ratio for current shareholders of Global Total Return Fund. For more information,  see estimated PRO FORMA  expenses in the table,  "Annual Fund  Operating  Expenses,"
below.

The current expenses of each Fund and estimated PRO FORMA expenses giving effect to the proposed  Reorganization  are shown in the table below.  Expenses for the
Funds are based on the operating  expenses  incurred for the year ended December
31, 2001. PRO FORMA fees and expenses show estimated fees and expenses of Global
Fund after giving effect to the proposed  Reorganization.  PRO FORMA numbers are estimated in good faith and are hypothetical.

================================================================================
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets)(1)
--------------------------------------------------------------------------------
                                         BROKERAGE PLAN               TOTAL FUND
                            MANAGEMENT    DISTRIBUTION      OTHER     OPERATING
                               FEES      (12B-1) FEES(2)   EXPENSES    EXPENSE
--------------------------------------------------------------------------------
Global Fund                    1.00%          0.00%         0.20%       1.20%
--------------------------------------------------------------------------------
Global Total Return Fund       1.00%          0.00%         0.53%       1.53%
--------------------------------------------------------------------------------
PRO FORMA - Global
including Global               1.00%          0.00%         0.20%       1.20%
Total Return
--------------------------------------------------------------------------------
1  Expenses  are  shown for each  Fund,  and on a pro forma  basis,  based  upon expenses incurred by each Fund for the 12 months ended December 31, 2001.

2  Amounts included as distribution  expenses under this caption are the amounts received  by the  Funds'  distributor  under the  Brokerage  Plan in the last fiscal year in connection  with the purchase and sale of  securities  held by the Funds.
================================================================================

EXAMPLE -- This example is intended to help you compare the cost of investing in the Funds and in the combined  Funds on a PRO FORMA basis.  The example  assumes that you  invest  $10,000  in each  Fund and in the  surviving  Fund  after  the
Reorganization  for the time  periods  indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  The 5% return is an assumption  and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the  following  expenses if you  redeemed  your shares at the end of such period shown; your actual costs may be higher or lower.

================================================================================
                                       1 YEAR*   3 YEARS*   5 YEARS*   10 YEARS*
--------------------------------------------------------------------------------
Global Fund                             $122       $381       $660      $1,455
--------------------------------------------------------------------------------
Global Total Return Fund                 156        483        834       1,824
--------------------------------------------------------------------------------
PRO FORMA - Global Fund including        122        381        660       1,455
Global Total Return Fund
--------------------------------------------------------------------------------
*The expense  examples above do not reflect the expenses of the variable annuity or variable  life  insurance  contracts  through  which shares of the Funds are purchased.
================================================================================

ADDITIONAL INFORMATION ABOUT GLOBAL FUND

INVESTMENT MANAGER -- Security Management,  each Fund's investment manager, is a
Kansas limited liability company.  On December 31, 2001, the aggregate assets of all of the mutual funds under the investment  management of Security  Management were approximately $7.9 billion.  Security Management has overall responsibility for the management of the Funds.  SBL Fund and Security  Management have entered into an  agreement  that  requires  Security  Management  to provide  investment advisory,  statistical and research services to the Funds, supervise and arrange for the purchase and sale of securities on behalf of the Funds,  and provide for the maintenance and compilation of records pertaining to the investment advisory function.  The agreement with Security Management can be terminated by the Board of Directors of SBL Fund upon 60 days'  written  notice.  Investment  management fees are computed and accrued daily and paid monthly.

Security Management has engaged OppenheimerFunds,  Inc., 498 Seventh Avenue, New
York, New York, 10018 to provide  investment  advisory  services to Global Fund.
OppenheimerFunds, Inc. (including subsidiaries and affiliates) managed more than
$130 billion in assets as of March 31, 2002,  including  other mutual funds with more  than  6.3  million  shareholder  accounts.  Pursuant  to  this  agreement,
OppenheimerFunds,  Inc. furnishes  investment advisory and research  facilities, supervises  and arranges for the  purchase and sale of  securities  on behalf of
Global  Fund  and  provides  for the  compilation  and  maintenance  of  records pertaining  to such  investment  advisory  services,  subject to the control and supervision of SBL Fund's Board of Directors and Security Management.

INVESTMENT  PERSONNEL  --  The  following  individual  is  responsible  for  the day-to-day management of the Global Fund:

o  WILLIAM L.  WILBY,  Senior  Vice  President  and  Director  of  International
   Equities of OppenheimerFunds, became manager of Global Fund in November 1998.
   Prior to joining OppenheimerFunds in 1991, he was an international investment strategist  at Brown  Brothers  Harriman & Co. Prior to Brown  Brothers,  Mr.
   Wilby was a managing  director and portfolio manager at AIG Global Investors.
   He  joined  AIG  from  Northern  Trust  Bank  in  Chicago,  where  he  was an international  pension  manager.  Before  starting  his  career in  portfolio management,  Mr. Wilby was an international  financial  economist at Northern
   Trust  Bank  and at the  Federal  Reserve  Bank in  Chicago.  Mr.  Wilby is a
   graduate of the United States  Military  Academy and holds a M.A. and a Ph.D.
   in International  Monetary Economics from the University of Colorado. He is a
   Chartered Financial Analyst charterholder.

PERFORMANCE  OF GLOBAL FUND -- The bar chart and table  shown  below  provide an indication  of the  risks of  investing  in the  Global  Fund by  showing  (on a calendar  year basis)  Global  Fund's  annual  total  return for the years ended
December 31, 1992 through  December 31, 2001 and by showing (on a calendar  year basis) how Global Fund's average annual returns for each yearly period beginning in 1992,  compare to those of a broad-based  securities  market  index--the MSCI
World Index. The information  below is based on the performance of the shares of
Global Fund and does not reflect fees and expenses associated with an investment in variable  insurance  products  offered by  Security  Benefit  Life  Insurance
Company.  Shares of the Fund are  available  only  through the  purchase of such products.  The Fund's past performance is not an indication of how the Fund will perform in the future.

               [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

   1992   1993    1994   1995    1996    1997   1998    1999    2000    2001
   ----   ----    ----   ----    ----    ----   ----    ----    ----    ----
  -2.6%   31.6%   2.7%   10.9%   17.5%   6.5%   20.1%   53.7%   3.5%   -12.3%

  *During the period  shown in the above  chart,  the  Fund's  best  quarterly performance  was 34.9% for the quarter  ended  December 31,  1999,  and the
   Fund's  worst  quarterly  performance  was  -18.2%  for the  quarter  ended
   September 30, 2001.  The Fund's  year-to-date  total return as of March 31,
   2002 was __%.

The table below shows the average annual total returns of Global Fund,  compared to the  MSCI  World  Index,  an  unmanaged  index.  An  index  has  an  inherent performance  advantage  over  the  Global  Fund  since  it  has no  cash  in its portfolio,  imposes  no sales  charges  and  incurs no  operating  expenses.  An investor  cannot  invest  directly in an index.  The Global  Fund's  performance reflected  in the table does not reflect fees and  expenses  associated  with an investment  in variable  insurance  products  offered by Security  Benefit  Life
Insurance Company.

      ===================================================================
      AVERAGE ANNUAL TOTAL RETURNS (through December 31, 2001)
      -------------------------------------------------------------------
                           PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
      -------------------------------------------------------------------
      Global Fund            -12.3%           12.3%             11.8%
      -------------------------------------------------------------------
      MSCI World Index       -16.8%            5.4%              8.1%
      ===================================================================

Additional  information  about  Global Fund is included  in the  section,  "More
Information Regarding the Funds," page 22.

INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION  PLAN -- The Reorganization Plan provides for the transfer of all of the assets and  liabilities  of Global  Total  Return Fund to Global Fund solely in exchange  for shares of Global  Fund.  Global  Total  Return Fund will
distribute   the  shares  of  Global  Fund  received  in  the  exchange  to  its shareholders, and then Global Total Return Fund will be liquidated.

After the Reorganization,  each shareholder of Global Total Return Fund will own shares of Global Fund having an aggregate  value equal to the aggregate value of the shares of Global Total Return Fund held by that  shareholder as of the close of business on the business day preceding the Closing.

Until the Closing,  shareholders of Global Total Return Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests  received by the Global  Fund for the  redemption  of its shares received by the shareholder in the Reorganization.

The  obligations  of the Funds  under the  Reorganization  Plan are  subject  to various  conditions,  including  approval of the  shareholders  of Global  Total
Return Fund. The Reorganization Plan also requires that the Funds take, or cause to be taken,  all  actions,  and do or cause to be done,  all things  reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated  by  the  Reorganization  Plan.  The  Reorganization  Plan  may  be
terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization,  see the
Reorganization  Plan at Appendix A, which modifies the foregoing  summary of the
Reorganization Plan in its entirety.

REASONS FOR THE REORGANIZATION -- The Funds have similar investment  objectives, strategies  and risks and Global Total Return Fund is relatively  small in asset size  compared to Global Fund ($25  million  versus $431  million).  Because the
Global Total  Return Fund may invest in similar  types of  securities  as Global
Fund, the Funds are largely duplicative.  In addition,  the Reorganization would create a larger Global Fund,  which should benefit  shareholders of the Funds by spreading  costs  across a larger,  combined  asset base,  and which would allow shareholders  of Global  Total  Return  Fund to  continue  to  participate  in a professionally  managed  portfolio which invests primarily in securities of U.S.
and foreign  companies.  Also, a larger Global fund offers the potential benefit
of  a  more  diversified   portfolio  of  securities  and  may  improve  trading
efficiency. Based upon these considerations,  the Board of Directors of SBL Fund determined that the Funds should be reorganized.

The proposed  Reorganization was presented to the Board of Directors of SBL Fund for  consideration  and approval at a meeting held May 3, 2002.  For the reasons discussed  below,  the  Directors,  including  all of the  Directors who are not
"interested  persons" (as defined in the Investment  Company Act of 1940) of SBL
Fund,  determined that the interests of the shareholders of the respective Funds would not be diluted as a result of the  proposed  Reorganization,  and that the proposed  Reorganization  was in the best interests of each of the Funds and its shareholders.

BOARD  CONSIDERATION  -- The Board of Directors of SBL Fund, in recommending the proposed transaction, considered a number of factors, including the following:

1.  expense ratios and  information  regarding fees and expenses of Global Total
    Return Fund and Global Fund;

2.  estimates  that  show that  combining  the  Funds  should  result in a lower expense ratio for Global Total Return Fund because of economies of scale;

3.  elimination of duplication of costs and inefficiencies of having two similar funds;

4.  the  Reorganization  would not dilute the  interests  of the Funds'  current shareholders;

5.  the relative investment  performance and risks of Global Fund as compared to
    Global Total Return Fund;

6.  the  similarity  of  Global  Fund's  investment  objectives,   policies  and
    restrictions  to those of  Global  Total  Return  Fund and the fact that the
    Funds are duplicative within the overall group of funds;

7.  the relative size of the Funds; and

8.  the tax-free  nature of the  Reorganization  to Global Total Return Fund and
    its shareholders.

THE BOARD OF DIRECTORS OF SBL FUND  RECOMMENDS  THAT  SHAREHOLDERS OF THE GLOBAL
TOTAL RETURN FUND APPROVE THE REORGANIZATION.

TAX  CONSIDERATIONS  -- The  Reorganization  is  intended to qualify for Federal income  tax  purposes  as a tax-free  reorganization  under  Section  368 of the
Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither the Global Total Return Fund, nor its shareholders,  nor the Global Fund is expected to recognize any gain or loss for federal income tax purposes from the  transactions  contemplated by the  Reorganization  Plan. As a condition  to the  closing  of the  Reorganization,  the Funds  will  receive an opinion from the law firm of Dechert to the effect that the Reorganization  will qualify as a tax-free  reorganization  for  Federal  income tax  purposes.  That opinion  will be  based  in part  upon  certain  assumptions  and  upon  certain representations made by the Funds.

Immediately  prior to the  Reorganization,  Global  Total Return Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Global Total Return Fund's investment  company  taxable  income for taxable years ending on or prior to the
Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital  gains,  if any,  realized in taxable  years ending on or prior to the  Reorganization  (after  reduction for any  available  capital loss carryforward).  Such  dividends  will be included  in the taxable  income of the
Global Total Return Fund's shareholders.

As of December 31, 2001,  Global Total Return Fund had accumulated  capital loss
carryforwards   in  the   amount   of   approximately   $2,697,057.   After  the
Reorganization,  these  losses  will be  available  to Global Fund to offset its capital  gains,  although  the amount of these  losses  which may offset  Global
Fund's  capital  gains in any  given  year may be  limited.  As a result of this limitation,  it is possible that Global Fund may not be able to use these losses as rapidly Global Total Return Fund might have, and part of these losses may not be useable at all.  The  ability of Global  Fund to absorb  losses in the future depends upon a variety of factors that cannot be known in advance, including the existence  of capital  gains  against  which  these  losses  may be  offset.  In addition, the benefits of any capital loss carryforwards currently are available only to  shareholders  of Global Total Return  Fund.  After the  Reorganization,
however,  these benefits will inure to the benefit of all shareholders of Global
Fund.

EXPENSES OF THE REORGANIZATION -- Security  Management will bear one-third,  and the Funds will bear  two-thirds,  of the expenses  relating the  Reorganization, including  but not  limited to the costs of the proxy  solicitation.  The Funds'
share of the expenses will be allocated  ratably on the basis of their  relative net asset values immediately before Closing.

ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF  ORGANIZATION  -- Each of the Funds is a series  of SBL  Fund,  a Kansas corporation. SBL Fund is governed by a Board of Directors, which consists of six directors.

DIVIDENDS  AND  OTHER  DISTRIBUTIONS  --  Each  Fund  pays  dividends  from  net investment income, and distributes net capital gains, if any, at least annually.
Dividends  and  distributions  of each  Fund  are  automatically  reinvested  in additional  shares  of  the  Fund.  There  are  no  fees  or  sales  charges  on reinvestments.

If the  Reorganization  Plan is approved by  shareholders of Global Total Return
Fund, then as soon as practicable  before the Closing,  Global Total Return Fund will pay its  shareholders a cash  distribution  of all  undistributed  2002 net investment income and undistributed realized net capital gains.

CAPITALIZATION   --  The  following  table  shows  on  an  unaudited  basis  the capitalization  of each Fund as of December 31, 2001 and on a PRO FORMA basis as of December 31, 2001, giving effect to the Reorganization:

  ===========================================================================
                                                    NET ASSET
                                                      VALUE         SHARES
                                    NET ASSETS      PER SHARE     OUTSTANDING
  ---------------------------------------------------------------------------
  Global Fund                      $431,252,291       $6.31       68,300,938
  ---------------------------------------------------------------------------
  Global Total Return Fund         $ 25,007,144       $8.80        2,840,169
  ---------------------------------------------------------------------------
  Pro Forma - Global including     $456,259,435       $6.31       72,261,871
  Global Total Return Fund
  ===========================================================================

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION  OF PROXIES -- Proxies  are being  solicited  at the request of the
Board of Directors of SBL Fund.  Solicitation of proxies is being made primarily by the  mailing of this Notice and Proxy  Statement  with its  enclosures  on or about ______,  2002.  Shareholders  of Global Total Return Fund whose shares are held by nominees,  such as brokers,  can vote their proxies by contacting  their respective  nominee.  In  addition  to the  solicitation  of  proxies  by  mail,
employees  of  Security  Management  and  its  affiliates,   without  additional
compensation,  may  solicit  proxies  in  person  or  by  telephone,  telegraph, facsimile, or oral communication.

A shareholder may revoke the accompanying  proxy at any time prior to its use by filing with Global Total Return Fund a written revocation or duly executed proxy bearing a later date. In addition,  any  shareholder  who attends the meeting of
Global  Total  Return  Fund  shareholders  in  person  may vote by ballot at the
Meeting,  thereby canceling any proxy previously given. The persons named in the accompanying  proxy will vote as  directed  by the proxy,  but in the absence of voting directions in any proxy that is signed and returned,  they intend to vote
"FOR" the Reorganization  proposal and may vote in their discretion with respect to other matters not now known to the Board of Directors of SBL Fund that may be presented at the meeting.

VOTING RIGHTS -- Shares of the Funds entitle their holders to one vote per share as to any matter on which the holder is  entitled to vote,  and each  fractional share shall be entitled to a proportionate fractional vote.

Shareholders  of Global  Total  Return Fund at the close of business on June 24,
2002  (the  "Record  Date")  will be  entitled  to be  present  and give  voting instructions  for the Fund at the meeting  with respect to their shares owned as of that Record Date. As of the Record Date,  ________ shares of the Global Total
Return Fund were outstanding and entitled to vote.

By investing in a variable  annuity or variable life insurance  policy issued by
Security  Benefit,  you indirectly  purchased  shares of the Global Total Return
Fund.  Security Benefit owns shares of the Fund for your benefit in the separate account  funding  your  variable  annuity or  variable  life  insurance  policy.
Security  Benefit  will  vote  shares  of the  Fund in  accordance  with  voting instructions  received  from you and other owners of such  variable  annuity and variable life insurance  policies.  Shareholders have certain voting rights with respect  to their  beneficially  owned  shares,  and  Security  Benefit,  or its appointee,  will  vote the  shares  beneficially  owned by each  shareholder  in accordance with the  shareholder's  instructions.  The enclosed form of proxy is provided  for this  purpose.  All shares for which  shareholders  do not provide voting  instructions  will be voted in the same  proportion  as those shares for which voting instructions have been received.

Approval of the Reorganization with respect to Global Total Return Fund requires the affirmative  vote of a majority of the  outstanding  shares of the Fund. The
Global  Total  Return  Fund must have a quorum to conduct  its  business  at the meeting. The holders of a MAJORITY of outstanding shares present in person or by proxy  shall  constitute  a quorum.  In the  absence of a quorum,  a majority of outstanding  shares of the Fund  entitled  to vote,  in person or by proxy,  may adjourn the meeting from time to time until a quorum shall be present.

If a shareholder abstains from voting as to any matter, or if a broker returns a
"non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented  by the abstention or non-vote will be deemed present at the meeting for purposes of determining a quorum. However,  abstentions and broker non-votes will not be deemed  represented at the meeting for purposes of  calculating  the vote on any matter.  As a result, an abstention or broker non-vote will have the same effect as a vote against the Reorganization. Prior to the meeting, the Fund expects that  broker-dealer  firms  holding their shares of the Funds in "street name" for their customers will request voting  instructions from their customers and beneficial owners.

To the  knowledge  of SBL Fund,  as of June 24,  2002,  no  Director of SBL Fund
beneficially  owned 1% or more of the outstanding shares of either Fund, and the officers and Directors of SBL Fund beneficially  owned, as a group, less than 1%
of the shares of either Fund.

Security  Benefit Life Insurance  Company  ("Security  Benefit") is the owner of record of all of the Funds'  outstanding  shares.  Appendix  B hereto  lists the persons  that,  as of  June  24,  2002,  owned  beneficially  5% or  more of the outstanding shares of the Funds.

OTHER MATTERS TO COME BEFORE THE MEETING -- The Board of Directors does not know of any matters to be presented at the meeting other than those described in this
Proxy  Statement/Prospectus.  If other business  should properly come before the meeting,  the proxy  holders  will vote  thereon in  accordance  with their best judgment.

SHAREHOLDER  PROPOSALS  -- The  Fund  is not  required  to hold  regular  annual meetings  and, in order to minimize its costs,  does not intend to hold meetings of  shareholders  unless so required by applicable law,  regulation,  regulatory policy or if otherwise deemed advisable by the Fund's  management.  Therefore it is not  practicable  to specify a date by which  shareholder  proposals  must be received in order to be  incorporated  in an  upcoming  proxy  statement  for an annual meeting or to be submitted to shareholders of the Fund.

Shareholders  wishing to submit proposals should send their written proposals to the  address  set  forth  on the  cover  of this  proxy  statement/prospectus  a reasonable  time prior to the date of a meeting of shareholders to be considered for  inclusion in the proxy  materials  for a meeting.  Timely  submission  of a proposal does not, however, necessarily mean that the proposal will be included.
Persons  named as proxies for any  subsequent  shareholder  meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

INFORMATION  ABOUT THE FUNDS -- Proxy materials,  reports and other  information filed  by the  Funds  can be  inspected  and  copied  at  the  Public  Reference
Facilities maintained by the SEC at 450 Fifth Street, NW, Washington,  DC 20549.
The SEC maintains an Internet World Wide Web site (at http://www.sec.gov)  which contains other information about the Funds.

REPORTS TO SHAREHOLDERS -- Security  Management will furnish,  without charge, a copy of the most recent Annual Report regarding the Funds upon request. Requests for such  reports  should be  directed to Security  Management  at One  Security
Benefit Place, Topeka, KS 66636-0001 or at (800) 888-2461.

PROMPT   EXECUTION   AND  RETURN  OF  THE  ENCLOSED   PROXY  IS   REQUESTED.   A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                                           Amy J. Lee, Secretary

________, 2002
One Security Benefit Place
Topeka, KS 66636-0001

                      MORE INFORMATION REGARDING THE FUNDS

PURCHASE AND  REDEMPTION OF SHARES.  Security  Benefit  purchases  shares of the
Funds for its variable  annuity and variable life insurance  separate  accounts.
Security  Benefit  buys and sells shares of the Funds at the net asset value per share (NAV) next determined  after it submits the order to buy or sell. A Fund's
NAV is generally calculated as of the close of trading on every day the New York
Stock Exchange is open.

You may purchase shares of the Funds only  indirectly  through the purchase of a variable annuity or variable life insurance contract issued by Security Benefit.
The  prospectus for such variable  annuity or variable life  insurance  contract describes any sales charges applicable to your contract.

DETERMINATION  OF NET ASSET VALUE. The NAV per share of each Fund is computed as of the close of regular trading hours on the New York Stock Exchange (normally 3
p.m.  Central  time) on days when the  Exchange  is open.  The  Exchange is open
Monday through  Friday,  except on observation  of the following  holidays:  New
Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,  Memorial
Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund's NAV is generally  based upon the market value of securities  held in the Fund's  portfolio.  If market  prices are not  available,  the fair value of securities is determined using procedures  approved by the Board of Directors of
SBL Fund.

Foreign  securities  are valued based on quotations  from the primary  market in which  they are  traded  and are  converted  from the local  currency  into U.S.
dollars using current  exchange  rates.  Foreign  securities  may trade in their primary  markets on  weekends  or other  days when the Funds do not price  their shares.  Therefore,  the NAV of the Funds may  change on days when  shareholders will not be able to buy or sell shares.

BROKERAGE  ENHANCEMENT  PLAN.  The Funds have adopted,  in  accordance  with the provisions of Rule 12b-1 under the  Investment  Company Act of 1940, a Brokerage
Enhancement Plan (the "Plan"). The Plan uses available brokerage  commissions to promote the sale and  distribution  of Fund shares (through the sale of variable insurance products funded by the Funds).

Under the Plan, a Fund may direct Security  Management or the Fund's Sub-Advisor to use  certain  broker-dealers  for  securities  transactions,  subject  to the
obligation   to  obtain  best   execution  of  such   transactions.   These  are
broker-dealers  that have agreed either (1) to pay a portion of their commission from the sale and  purchase of  securities  to the Fund's  Distributor  or other introducing brokers ("Brokerage Payments"), or (2) to provide brokerage credits, benefits  or  services  ("Brokerage  Credits").  The  Distributor  will  use all
Brokerage  Payments and Credits (other than a minimal amount to defray its legal and administrative  costs) to finance activities that are meant to result in the sale of the Fund's shares, including:

o  holding or participating in seminars and sales meetings promoting the sale of the Fund's shares

o  paying marketing fees requested by broker-dealers who sell the Fund's shares

o  training sales personnel

o  creating and mailing advertising and sales literature

o  financing  any other  activity  that is intended to result in the sale of the
   Fund's shares.

The Plan  permits the  Brokerage  Payments and Credits  generated by  securities transactions  from one Fund to inure to the benefit of other  series of SBL Fund as well. The Plan is not expected to increase the brokerage costs of the Funds.

OTHER  EXPENSES.  In addition  to the  management  fee and other fees  described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian fees, proxy solicitation  costs, and the compensation of Directors who  are not  affiliated  with  Security  Management.  Most  Fund  expenses  are allocated proportionately among all of the outstanding shares of the Fund.

MANAGEMENT OF THE FUNDS

INVESTMENT MANAGER -- Security Management,  each Fund's investment manager, is a
Kansas limited liability company.  On December 31, 2001, the aggregate assets of all of the mutual funds under the investment  management of Security  Management were approximately $7.9 billion.  Security Management has overall responsibility for the management of the Funds.  SBL Fund and Security  Management have entered into an  agreement  that  requires  Security  Management  to provide  investment advisory,  statistical and research services to the Funds, supervise and arrange for the purchase and sale of securities on behalf of the Funds,  and provide for the maintenance and compilation of records pertaining to the investment advisory function.  The agreement with Security Management can be terminated by the Board of Directors of SBL Fund upon 60 days written notice. Investment management fees are computed and accrued daily and paid monthly. For the year ended December 31,
2001,  Global Fund paid  $4,730,305  in investment  management  fees to Security
Management.

Security Management has engaged OppenheimerFunds,  Inc., 498 Seventh Avenue, New
York, New York, 10018 to provide  investment  advisory  services to Global Fund.
Pursuant to this agreement,  OppenheimerFunds  furnishes investment advisory and research  facilities,  supervises  and  arranges  for the  purchase  and sale of securities  on  behalf of  Global  Fund and  provides  for the  compilation  and maintenance of records pertaining to such investment advisory services,  subject to the control and  supervision  of SBL Fund's Board of  Directors  and Security
Management.

PARENT  COMPANY AND  DISTRIBUTOR  -- Security  Management  is  controlled by its members,  Security  Benefit Life Insurance  Company and Security  Benefit Group,
Inc.  ("SBG").  SBG is an  insurance  and  financial  services  holding  company wholly-owned by Security  Benefit Life Insurance  Company,  One Security Benefit
Place,  Topeka,  Kansas  66636-0001.  Security  Benefit  Life, a life  insurance company,  is  incorporated  under the laws of Kansas.  Security  Management is a direct, and the Distributor,  the Fund's principal underwriter,  is an indirect, wholly owned subsidiary of Security Benefit.

ADMINISTRATIVE  AGENT --  Security  Management  also acts as the  administrative agent  for the  Funds  and as such  performs  administrative  functions  and the bookkeeping,  accounting and pricing functions for the Funds. For these services
Security Management receives, on an annual basis, a fee of 0.045% of the average net assets of each Fund, plus an annual global  administration  fee equal to the greater of 0.10% of its  average  net assets or  $60,000,  calculated  daily and payable monthly.

Security  Management  also acts as the  transfer  agent for the Funds.  As such,
Security  Management  performs all shareholder  servicing  functions,  including transferring record ownership,  processing purchase and redemption transactions, answering  inquiries,  mailing  shareholder  communications  and  acting  as the dividend  disbursing agent. For these services,  the Investment Manager receives an annual  maintenance fee of $8.00 per account,  a fee of $1.00 per shareholder transaction, and a fee of $1.00 per dividend transaction.

PORTFOLIO  TRANSACTIONS -- Each Fund's  Sub-Advisor will place orders to execute securities  transactions  that are designed to implement  the Fund's  investment objectives and policies.  The Sub-Advisors  use reasonable  efforts to place all purchase and sale transactions with brokers and dealers ("brokers") that provide
"best  execution" of these orders.  In placing  purchase and sale  transactions,
Sub-Advisors may consider  brokerage and research  services provided by a broker to the  Sub-Advisor  or its  affiliates,  and the Fund may pay a commission  for effecting  a  securities  transaction  that is in excess of the  amount  another broker would have charged if the  Sub-Advisor  determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research  services  provided  by the  broker  viewed  in  terms of  either  that particular  transaction or the overall  responsibilities of the Sub-Advisor with respect to all  accounts as to which it  exercises  investment  discretion.  The
Sub-Advisor  may use all,  none,  or some of such  information  and  services in providing  investment  advisory  services to each of the mutual  funds under its management, including the Fund. In addition, the Sub-Advisor also may consider a broker's sale of Fund shares if the Sub-Advisor is satisfied that the Fund would receive best execution of the transaction from that broker.

Securities  held by the  Funds  may  also be held by other  investment  advisory clients of the Sub-Advisor, including other investment companies. When selecting securities for purchase or sale for a Fund, the Sub-Advisor may at the same time be  purchasing  or  selling  the same  securities  for one or more of such other accounts.  Subject to the Sub-Advisor's obligation to seek best execution,  such purchases or sales may be executed simultaneously or "bunched." It is the policy of the Sub-Advisor not to favor one account over the other. Any purchase or sale orders executed  simultaneously are allocated at the average price and as nearly as  practicable  on a pro rata basis  (transaction  costs will also generally be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each  account.  In  those  instances  where  it is not  practical  to allocate  purchase or sale orders on a pro rata basis,  then the allocation will be made on a rotating or other equitable basis.  While it is conceivable that in certain  instances this procedure could adversely  affect the price or number of shares  involved  in a Fund's  transaction,  it is believed  that the  procedure generally  contributes  to better  overall  execution  of the  Funds'  portfolio transactions.

TAXES

FEDERAL TAXES -- You may purchase shares of the Fund only indirectly through the purchase of a variable  annuity or variable life  insurance  contract  issued by
Security  Benefit.  The  prospectus  for such variable  annuity or variable life insurance  contract  describes the federal tax  consequences of your purchase or sale of the contract. Please see your tax adviser for further information.

                      FINANCIAL HIGHLIGHTS FOR GLOBAL FUND

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

The financial  highlights  table is intended to help you  understand  the Fund's financial  performance  during the period shown.  Certain  information  reflects financial  results  for a single  Fund  share.  The total  returns  in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund  assuming  reinvestment  of all dividends  and  distributions.  This information has been derived from financial statements that have been audited by
Ernst & Young LLP, whose report, along with the SBL Fund's financial statements, is included in its annual report, which is available upon request.

------------------------------------------------------------------------------------------
SERIES D (GLOBAL FUND)
------------------------------------------------------------------------------------------
                                                 FISCAL YEAR ENDED DECEMBER 31
                                      ----------------------------------------------------
                                        2001       2000       1999       1998       1997
                                        ----       ----       ----       ----       ----
PER SHARE DATA
Net asset value beginning of period    $ 8.49     $ 9.08     $ 6.74     $ 6.14     $ 6.14

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).......       ---        ---       0.02       0.03       0.04
Net gain (loss) on securities
  (realized & unrealized)..........     (0.97)      0.37       3.29       1.18       0.38
                                        -----      -----      -----      -----      -----
Total from investment operations...     (0.97)      0.37       3.31       1.21       0.42

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)...............       ---        ---        ---      (0.09)     (0.13)
Distributions (from capital gains).     (0.94)     (0.96)     (0.97)     (0.52)     (0.29)
Distributions (in excess
  of capital gains)................     (0.27)       ---        ---        ---        ---
                                        -----      -----      -----      -----      -----
Total distributions................     (1.21)     (0.96)     (0.97)     (0.61)     (0.42)
                                        -----      -----      -----      -----      -----
NET ASSET VALUE END OF PERIOD......    $ 6.31     $ 8.49     $ 9.08     $ 6.74     $ 6.14
                                        =====      =====      =====      =====      =====
TOTAL RETURN (A)...................    (12.3)%       3.5%      53.7%      20.1%       6.5%

RATIOS/SUPPLEMENTAL DATA
Net assets end
  of period (thousands)............   $431,252   $565,950   $525,748   $349,794   $285,782
Ratio of expenses to
  average net assets...............      1.20%      1.21%      1.21%      1.26%      1.24%
Ratio of net investment income
  (loss) to average net assets.....      0.07%    (0.08)%      0.32%      0.92%      0.74%
Portfolio turnover rate............        41%        55%        76%       166%       129%
------------------------------------------------------------------------------------------

(a)  Total Return does not take into account any of the expenses associated with an investment in variable  insurance  products  offered by Security Benefit
     Life Insurance  Company.  Shares of the Fund are available only through the purchase of such products.

                                   APPENDIX A

                         FORM OF PLAN OF REORGANIZATION

THIS PLAN OF  REORGANIZATION  (the "Plan") is adopted as of this 3rd day of May,
2002, by SBL Fund (the  "Company")  with its principal  place of business at One
Security  Benefit  Place,  Topeka,  Kansas  66636-0001,  on  behalf  of Series D
("Global") (the "Acquiring Fund"), a separate series of the Company,  and Series
M (the "Acquired Fund"), another separate series of the Company.

This Plan is  intended  to be and is  adopted  as a plan of  reorganization  and liquidation  within  the  meaning  of Section  368(a)(1)  of the  United  States
Internal Revenue Code of 1986, as amended (the "Code").  The reorganization (the
"Reorganization")  will  consist  of the  transfer  of all of the  assets of the
Acquired Fund to the Acquiring Fund in exchange  solely for voting shares ($1.00 par value per share) of the Acquiring Fund (the  "Acquiring  Fund Shares"),  the
assumption by the Acquiring  Fund of all  liabilities  of the Acquired Fund, and the  distribution  of the  Acquiring  Fund  Shares  to the  shareholders  of the
Acquired Fund in complete  liquidation of the Acquired Fund as provided  herein, all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS,  the  Company  is an  open-end,  registered  investment  company of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS,  the Directors of the Company have  determined that the exchange of all of the assets of the Acquired Fund for Acquiring  Fund Shares and the assumption of all  liabilities  of the Acquired Fund by the  Acquiring  Fund is in the best interests of the Acquiring Fund and its  shareholders  and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Directors of the Company also have determined,  with respect to the
Acquired  Fund,  that the exchange of all of the assets of the Acquired Fund for
Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the  Acquiring  Fund is in the best  interests of the  Acquired  Fund and its shareholders and that the interests of the existing shareholders of the Acquired
Fund would not be diluted as a result of this transaction;

NOW,  THEREFORE,  the Company,  on behalf of the Acquiring Fund and the Acquired
Fund separately, hereby approves the Plan on the following terms and conditions:

 1.  TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE  ACQUIRING  FUND IN EXCHANGE
     FOR  THE  ACQUIRING  FUND  SHARES,  THE  ASSUMPTION  OF ALL  ACQUIRED  FUND
     LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

      1.1  Subject  to  the  requisite  approvals  of  the  shareholders  of the
           Acquired Fund and Acquiring  Fund and the other terms and  conditions herein  set  forth  and  on the  basis  of  the  representations  and warranties  contained  herein,  the Company will  transfer all of the
           Acquired  Fund's  assets,  as set  forth  in  paragraph  1.2,  to the
           Acquiring  Fund, and the Acquiring Fund agrees in exchange  therefor:
           (i) to deliver to the Acquired Fund the number of full and fractional
           Acquiring  Fund  Shares  determined  by  dividing  the  value  of the
           Acquired Fund's net assets, computed in the manner and as of the time and date set forth in  paragraph  2.1,  by the net asset value of one
           Acquiring  Fund Share,  computed in the manner and as of the time and date set forth in paragraph  2.2; and (ii) to assume all  liabilities of the  Acquired  Fund.  Such  transactions  shall  take place at the closing provided for in paragraph 3.1 (the "Closing").

      1.2  The assets of the Acquired Fund to be acquired by the Acquiring  Fund
           shall  consist  of  all  assets  and  property,   including,  without
           limitation,  all cash, securities,  commodities and futures interests and dividends or interests  receivable that are owned by the Acquired
           Fund and any  deferred or prepaid  expenses  shown as an asset on the books  of the  Acquired  Fund on the  closing  date  provided  for in paragraph 3.1 (the "Closing Date").

      1.3  The  Acquired  Fund  will  endeavor  to  discharge  all of its  known liabilities and obligations  prior to the Closing Date. The Acquiring
           Fund shall also assume all of the  liabilities  of the Acquired Fund, whether  accrued or  contingent,  known or  unknown,  existing at the
           Valuation  Date.  On or as soon as  practicable  prior to the Closing
           Date, the Acquired Fund will declare and pay to its  shareholders  of record  one  or  more  dividends  and/or  other  distributions  that, together  with all previous  distributions,  shall have the effect of distributing to its  shareholders  (i) all of its investment  company taxable income and all of its net realized capital gains, if any, for the period from the close of its last  taxable year to the end of the business day on the Closing;  and (ii) any  undistributed  investment company  taxable  income and net capital  gain from any period to the extent not otherwise distributed.

      1.4  Immediately  after the  transfer of assets  provided for in paragraph
           1.1,  the  Acquired  Fund  will  distribute  to the  Acquired  Fund's shareholders of record,  determined as of immediately after the close of business on the Closing Date (the "Acquired  Fund  Shareholders"),
           on a pro rata  basis,  the  Acquiring  Fund  Shares  received  by the
           Acquired  Fund  pursuant  to  paragraph  1.1,  and  will   completely
           liquidate.  Such  distribution  and liquidation will be accomplished, with respect to the Acquired  Fund's  shares,  by the transfer of the
           Acquiring  Fund Shares then  credited to the account of the  Acquired
           Fund on the books of the Acquiring Fund to open accounts on the share records  of the  Acquiring  Fund in the  names of the  Acquired  Fund
           Shareholders.  The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate  net asset value of the Acquired  Fund shares owned by such shareholders on the Closing Date. All issued and  outstanding  shares of the Acquired Fund will  simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in  shares  of the  Acquired  Fund  will  represent  a number  of the
           Acquiring  Fund  Shares  after the Closing  Date,  as  determined  in accordance  with  Section  2.3.  The  Acquiring  Fund shall not issue certificates  representing  the  Acquiring  Fund Shares in connection with such exchange.

      1.5  Ownership of Acquiring  Fund Shares will be shown on the books of the
           Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring  Fund's  then-current prospectus and statement of additional information.

      1.6  Any reporting  responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports,  tax
           returns,   or  other  documents  with  the  Securities  and  Exchange
           Commission (the "Commission"),  any state securities commission,  and any federal,  state or local tax  authorities  or any other  relevant regulatory  authority,  is and shall remain the responsibility of the
           Acquired Fund.

 2.  VALUATION

      2.1  The  value  of the  Acquired  Fund's  assets  to be  acquired  by the
           Acquiring Fund hereunder  shall be the value of such assets  computed as of  immediately  after the close of business of the New York Stock
           Exchange and after the  declaration  of any  dividends on the Closing
           Date  (such  time and date being  hereinafter  called the  "Valuation
           Date"),  using the  valuation  procedures  set forth in the Company's
           Articles   of   Incorporation,   as   amended   (the   "Articles   of
           Incorporation"),  and the  then-current  prospectus  or  statement of additional  information  with  respect  to the  Acquiring  Fund,  and valuation procedures established by the Company's Board of Directors.

      2.2  The net asset value of an Acquiring Fund Share shall be the net asset value  per  share  computed  as of  immediately  after  the  close of business of the New York Stock Exchange and after the  declaration of any dividends on the Valuation Date,  using the valuation  procedures set  forth  in  the  Company's  Articles  of  Incorporation  and  the
           then-current  prospectus or statement of additional  information with respect to the Acquiring Fund, and valuation  procedures  established by the Company's Board of Directors.

      2.3  The  number of the  Acquiring  Fund  Shares  to be issued  (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be  determined  by dividing  the value of the net assets of the
           Acquired Fund determined using the same valuation procedures referred to in  paragraph  2.1,  by the net asset value of an  Acquiring  Fund
           Share, determined in accordance with paragraph 2.2.

      2.4  All  computations  of  value  shall be made by the  Acquiring  Fund's designated record keeping agent.

 3.  CLOSING AND CLOSING DATE

      3.1  The Closing Date shall be August 27, 2002,  or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place  simultaneously as of immediately after the close of business on the Closing Date unless  otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m.,  Eastern Time. The Closing shall be held at the offices of the  Company or at such other  time  and/or  place as the Board of
           Directors or officers of the Company may designate.

      3.2  The Company  shall  direct State  Street Bank and Trust  Company,  as custodian for the Acquired Fund (the "Custodian"), to deliver, at the
           Closing,  a certificate of an authorized officer stating that (i) the
           Acquired  Fund's  portfolio  securities,  cash,  and any other assets
           ("Assets")  shall have been delivered in proper form to the Acquiring
           Fund within two business  days prior to or on the Closing  Date,  and
           (ii) all  necessary  taxes in  connection  with the  delivery  of the
           Assets,  including all  applicable  federal and state stock  transfer stamps,  if any,  have been paid or  provision  for  payment has been made.  The Acquired  Fund's  portfolio  securities  represented  by a certificate  or other written  instrument  shall be  transferred  and delivered by the Acquired Fund as of the Closing Date for the account of the  Acquiring  Fund duly  endorsed in proper form for transfer in such condition as to constitute good delivery  thereof.  The Acquired
           Fund shall direct the Custodian to deliver  portfolio  securities and instruments  deposited  with a securities  depository,  as defined in
           Rule 17f-4 under the Investment  Company Act of 1940, as amended (the
           "1940 Act") as of the Closing Date by book entry in  accordance  with the customary  practices of such  depositories  and the custodian for
           Acquiring Fund.

      3.3  Security Management Company,  LLC, as transfer agent for the Acquired
           Fund (the "Transfer Agent"), shall deliver, on behalf of the Acquired
           Fund, at the Closing a certificate of an authorized  officer  stating that its records contain the names and addresses of the Acquired Fund
           Shareholders  and the number and percentage  ownership of outstanding shares  owned  by each  such  shareholder  immediately  prior  to the
           Closing.

      3.4  In the  event  that on the  Valuation  Date  (a) the New  York  Stock
           Exchange or another primary  trading market for portfolio  securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or  trading  thereupon  shall be  restricted,  or (b)  trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that,  in the  judgment of the Board of  Directors of the Company, accurate  appraisal  of the value of the net assets of the  Acquiring
           Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed  until the first  business  day after the day when  trading shall have been fully resumed and reporting shall have been restored.

 4.  REPRESENTATIONS AND WARRANTIES

      4.1  The Company, on behalf of the Acquired Fund,  represents and warrants to the Acquiring Fund as follows:

           (a)  The Acquired Fund is duly  organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the State of Kansas,  with power under the Company's
                Articles  of  Incorporation  to own  all of its  properties  and assets  and  to  carry  on  its  business  as  it is  now  being conducted;

           (b)  The Company is a registered  investment  company classified as a management  company of the open-end type,  and its  registration with the Commission as an investment company under the 1940 Act, and the  registration  of its shares under the Securities Act of
                1933, as amended ("1933 Act"), are in full force and effect;

           (c)  No consent,  approval,  authorization,  or order of any court or governmental  authority is required for the  consummation by the
                Acquired Fund of the transactions  contemplated  herein,  except such as have been  obtained  under the 1933 Act, the  Securities
                Exchange  Act of 1934,  as amended (the "1934 Act") and the 1940
                Act, and such as may be required by state securities laws;

           (d)  The current  prospectus and statement of additional  information of the  Acquired  Fund  and each  prospectus  and  statement  of additional  information  of the  Acquired  Fund used  during the three  years  previous  to the  date of this  Plan  conforms  or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission  thereunder and does not or did not at the time of its use include  any untrue  statement of a material  fact or omit to state any material  fact required to be  stated  therein  or  necessary  to  make  the  statements therein,  in light of the  circumstances  under  which they were made, not materially misleading;

           (e)  On the  Closing  Date,  the  Acquired  Fund  will  have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring  Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign,  transfer and deliver such assets  hereunder free of any liens or other  encumbrances,  and upon delivery and payment for such assets,  the  Acquiring  Fund will acquire good and marketable  title  thereto,  subject to no restrictions  on  the  full  transfer  thereof,  including  such restrictions  as might arise  under the 1933 Act,  other than as disclosed to the Acquiring Fund;

           (f)  The Acquired Fund is not engaged  currently,  and the execution, delivery and performance of this Plan will not result,  in (i) a material violation of the Company's Articles of Incorporation or
                By-Laws or of any agreement,  indenture,  instrument,  contract, lease or other undertaking to which the Acquired Fund is a party or by  which  it is  bound,  or  (ii)  the  acceleration  of any
                obligation,   or  the  imposition  of  any  penalty,  under  any
                agreement, indenture,  instrument,  contract, lease, judgment or decree to which the  Acquired  Fund is a party or by which it is bound;

           (g)  The Acquired Fund has no material contracts or other commitments
                (other than this Plan) that will be terminated with liability to it prior to the Closing Date;

           (h)  Except as otherwise  disclosed in writing to and accepted by the
                Acquiring  Fund, no litigation or  administrative  proceeding or investigation  of or before  any court or  governmental  body is presently pending or, to its knowledge,  threatened  against the
                Acquired  Fund  or any of its  properties  or  assets  that,  if adversely determined,  would materially and adversely affect its financial condition or the conduct of its business. The Acquired
                Fund  knows of no facts  which  might  form  the  basis  for the institution of such proceedings and is not a party to or subject to the provisions of any order,  decree or judgment of any court or governmental  body which materially and adversely affects its business or its ability to consummate  the  transactions  herein contemplated;

           (i)  The financial  statements of the Acquired Fund as of and for the year ended December 31, 2001 have been audited by Ernst & Young,
                LLP, independent accountants.  Such statements are in accordance with  accounting  principles  generally  accepted  in the United
                States  ("GAAP")   consistently  applied,  and  such  statements
                (copies  of which have been  furnished  to the  Acquiring  Fund)
                present  fairly,  in  all  material   respects,   the  financial
                condition  of the  Acquired  Fund as of such date in  accordance with GAAP, and there are no known contingent  liabilities of the
                Acquired  Fund  required to be reflected on the balance sheet or in the notes thereto;

           (j)  Since December 31, 2001, there has not been any material adverse change  in the  Acquired  Fund's  financial  condition,  assets, liabilities  or business,  other than  changes  occurring in the ordinary  course of business,  or any incurrence by the Acquired
                Fund of  indebtedness  maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and  accepted by the  Acquiring  Fund.  For the purposes of this subparagraph  (j), a decline in net asset value per share of the
                Acquired  Fund due to declines in market values of securities in the Acquired  Fund's  portfolio,  the discharge of Acquired Fund liabilities,  or the  redemption  of  Acquired  Fund  shares  by shareholders  of  the  Acquired  Fund  shall  not  constitute  a material adverse change;

           (k)  On the  Closing  Date,  all  Federal  and other tax  returns and reports of the Acquired  Fund required by law to have been filed by such date  (including any  extensions)  shall have been filed and are or will be correct  in all  material  respects,  and all
                Federal  and other taxes shown as due or required to be shown as due on  said  returns  and  reports  shall  have  been  paid  or provision shall have been made for the payment  thereof,  and to the best of the  Acquired  Fund's  knowledge,  no such return is currently  under audit and no assessment  has been asserted with respect to such returns;

           (l)  For each taxable year of its  operation  (including  the taxable year ending on the Closing Date),  the Acquired Fund has met the requirements of Subchapter M of the Code for  qualification as a regulated  investment  company  and has elected to be treated as such,  has been eligible to and has computed its Federal  income tax under Section 852 of the Code, and will have distributed all of its  investment  company  taxable income and net capital gain
                (as  defined in the Code) that has  accrued  through the Closing
                Date,  and before the Closing Date will have declared  dividends sufficient to distribute all of its investment  company  taxable income and net capital gain for the period ending on the Closing
                Date;

           (m)  All issued and outstanding  shares of the Acquired Fund are, and on the  Closing  Date  will be,  duly  and  validly  issued  and outstanding,  fully paid and  non-assessable  by the Company and have been  offered and sold in every  state and the  District of
                Columbia in compliance in all material  respects with applicable registration  requirements of the 1933 Act and state  securities laws. All of the issued and  outstanding  shares of the Acquired
                Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer  Agent,  on behalf of the Acquired  Fund, as provided in paragraph  3.3. The
                Acquired Fund does not have outstanding any options, warrants or other rights to  subscribe  for or purchase any of the shares of the  Acquired  Fund,  nor  is  there  outstanding  any  security convertible into any of the Acquired Fund shares;

           (n)  The  adoption and  performance  of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company,  and,  subject to the approval of the  shareholders  of the Acquired Fund, this
                Plan will  constitute  a valid  and  binding  obligation  of the
                Acquired  Fund,   enforceable  in  accordance  with  its  terms,
                subject,   as  to   enforcement,   to  bankruptcy,   insolvency,
                reorganization,   moratorium  and  other  laws  relating  to  or
                affecting creditors' rights and to general equity principles;

           (o)  The  information to be furnished by the Acquired Fund for use in registration  statements,  proxy  materials and other  documents filed or to be filed with any federal, state or local regulatory authority  (including  the National  Association  of  Securities
                Dealers,  Inc.),  which may be necessary in connection  with the transactions contemplated hereby, shall be accurate and complete in all  material  respects  and  shall  comply  in all  material respects with Federal  securities and other laws and regulations thereunder applicable thereto.

      4.2  The Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

           (a)  The Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the State of Kansas,  with power under the Company's
                Articles  of  Incorporation  to own  all of its  properties  and assets  and  to  carry  on  its  business  as  it is  now  being conducted;

           (b)  The Company is a registered  investment  company classified as a management  company of the open-end type,  and its  registration with the Commission as an investment  company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of the Acquiring Fund, are in full force and effect;

           (c)  No consent,  approval,  authorization,  or order of any court or governmental  authority is required for the  consummation by the
                Acquiring Fund of the transactions  contemplated herein,  except such as have been obtained  under the 1933 Act, the 1934 Act and the  1940 Act and such as may be  required  by state  securities laws;

           (d)  The current  prospectus and statement of additional  information of the  Acquiring  Fund and each  prospectus  and  statement  of additional  information  of the  Acquiring  Fund used during the three  years  previous  to the  date of this  Plan  conforms  or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission  thereunder and does not or did not at the time of its use include  any untrue  statement of a material  fact or omit to state any material  fact required to be  stated  therein  or  necessary  to  make  the  statements therein,  in light of the  circumstances  under  which they were made, not materially misleading;

           (e)  On the  Closing  Date,  the  Acquiring  Fund  will have good and marketable  title to the Acquiring  Fund's  assets,  free of any liens of other encumbrances,  except those liens or encumbrances as to which the Acquired Fund has received  notice and necessary documentation at or prior to the Closing;

           (f)  The Acquiring Fund is not engaged currently,  and the execution, delivery and performance of this Plan will not result,  in (i) a material violation of the Company's Articles of Incorporation or
                By-Laws or of any agreement,  indenture,  instrument,  contract, lease or other  undertaking  to which  the  Acquiring  Fund is a party or by which it is bound,  or (ii) the  acceleration of any
                obligation,   or  the  imposition  of  any  penalty,  under  any
                agreement, indenture,  instrument,  contract, lease, judgment or decree to which the Acquiring  Fund is a party or by which it is bound;

           (g)  Except as otherwise  disclosed in writing to and accepted by the
                Acquired  Fund, no litigation  or  administrative  proceeding or investigation  of or before  any court or  governmental  body is presently pending or, to its knowledge,  threatened  against the
                Acquiring  Fund or any of its  properties  or  assets  that,  if adversely determined,  would materially and adversely affect its
                financial  condition  or  the  conduct  of  its  business.   The
                Acquiring  Fund knows of no facts which might form the basis for the  institution  of such  proceedings  and is not a party to or subject to the  provisions  of any order,  decree or judgment of any court or  governmental  body which  materially and adversely
                affects  its   business  or  its  ability  to   consummate   the
                transactions herein contemplated;

           (h)  The financial statements of the Acquiring Fund as of and for the year ended  December 31, 2001 have been audited by Ernst & Young
                LLP, independent accountants.  Such statements are in accordance with GAAP consistently  applied,  and such statements (copies of which have been furnished to the Acquired Fund) present  fairly, in  all  material  respects,  the  financial  condition  of  the
                Acquiring  Fund as of such date in  accordance  with  GAAP,  and there are no known contingent  liabilities of the Acquiring Fund required to be  reflected  on the balance  sheet or in the notes thereto;

           (i)  Since December 31, 2001, there has not been any material adverse change in the  Acquiring  Fund's  financial  condition,  assets, liabilities  or business,  other than  changes  occurring in the ordinary course of business,  or any incurrence by the Acquiring
                Fund of  indebtedness  maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and  accepted  by  the  Acquired  Fund.  For  purposes  of  this subparagraph  (i), a decline in net asset value per share of the
                Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio,  the discharge of Acquiring Fund liabilities,  or the  redemption  of  Acquiring  Fund  Shares by shareholders  of the  Acquiring  Fund,  shall not  constitute  a material adverse change;

           (j)  On the  Closing  Date,  all  Federal  and other tax  returns and reports of the Acquiring Fund required by law to have been filed by such date  (including any  extensions)  shall have been filed and are or will be correct  in all  material  respects,  and all
                Federal  and other taxes shown as due or required to be shown as due on  said  returns  and  reports  shall  have  been  paid  or provision shall have been made for the payment  thereof,  and to the best of the  Acquiring  Fund's  knowledge  no such return is currently  under audit and no assessment  has been asserted with respect to such returns;

           (k)  For each taxable year of its  operation,  the Acquiring Fund has
                met  the   requirements   of   Subchapter  M  of  the  Code  for
                qualification as a regulated  investment company and has elected to be treated as such, has been eligible to and has computed its
                Federal   income  tax  under  Section  852  of  the  Code,   has
                distributed all of its investment company taxable income and net capital  gain (as defined in the Code) for periods  ending prior to the  Closing  Date,  and  will  do so for  the  taxable  year including the Closing Date;

           (l)  All issued and outstanding Acquiring Fund Shares are, and on the
                Closing Date will be, duly and validly  issued and  outstanding, fully  paid and  non-assessable  by the  Company  and have  been offered and sold in every state and the  District of Columbia in compliance in all material respects with applicable registration requirements  of the 1933 Act and  state  securities  laws.  The
                Acquiring Fund does not have  outstanding any options,  warrants or other rights to subscribe for or purchase any Acquiring  Fund
                Shares,  nor is there outstanding any security  convertible into any Acquiring Fund Shares;

           (m)  The adoption and  performance  of this Plan will have been fully authorized prior to the Closing Date by all necessary action, if any,  on the part of the  Directors  of the Company on behalf of the  Acquiring  Fund and this Plan will  constitute  a valid and
                binding  obligation  of  the  Acquiring  Fund,   enforceable  in
                accordance  with  its  terms,  subject,  as to  enforcement,  to bankruptcy,  insolvency,  reorganization,  moratorium  and other laws relating to or affecting  creditors'  rights and to general equity principles;

           (n)  The  Acquiring  Fund  Shares to be issued and  delivered  to the
                Acquired   Fund,   for  the   account  of  the   Acquired   Fund
                Shareholders,  pursuant  to the terms of this Plan,  will on the
                Closing Date have been duly  authorized  and, when so issued and delivered,  will be  duly  and  validly  issued  Acquiring  Fund
                Shares,  and  will  be  fully  paid  and  non-assessable  by the
                Company;

           (o)  The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that  may be  necessary  in  connection  with  the  transactions contemplated  hereby  shall  be  accurate  and  complete  in all material respects and shall comply in all material respects with
                Federal  securities  and other laws and  regulations  applicable thereto; and

           (p)  That insofar as it relates to Company or the Acquiring Fund, the
                Registration  Statement  relating to the  Acquiring  Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement,  and any amendment or supplement to the foregoing, will, from the effective date of the  Registration  Statement  through the date of the meeting of shareholders of the Acquired Fund  contemplated  therein (i) not contain any untrue statement of a material fact or omit to state a material  fact  required to be stated  therein or necessary to make the statements therein, in light of the circumstances under which such  statements  were  made,  not  materially  misleading provided,  however,  that the  representations and warranties in this  subparagraph  (p)  shall  not  apply to  statements  in or omissions from the Registration  Statement made in reliance upon and in  conformity  with  information  that was furnished by the
                Acquired  Fund for use therein,  and (ii) comply in all material respects  with the  provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

 5.  COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      5.1  The  Acquiring  Fund and the  Acquired  Fund  each will  operate  its business  in the  ordinary  course  between  the date  hereof and the
           Closing  Date,  it being  understood  that  such  ordinary  course of business  will  include  the  declaration  and  payment of  customary dividends and  distributions,  and any other distribution that may be advisable.

      5.2  To the extent  required by  applicable  law,  the Company will call a meeting of the  shareholders of the Acquired Fund to consider and act upon  this  Plan and to take all  other  action  necessary  to obtain approval of the transactions contemplated herein.

      5.3  The Acquired  Fund  covenants  that the  Acquiring  Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this
           Plan.

      5.4  The Acquired  Fund will assist the Acquiring  Fund in obtaining  such information as the Acquiring Fund reasonably  requests concerning the beneficial ownership of the Acquired Fund shares.

      5.5  Subject to the  provisions of this Plan,  the Acquiring  Fund and the
           Acquired Fund will each take, or cause to be taken,  all action,  and do or cause to be done, all things  reasonably  necessary,  proper or
           advisable  to  consummate   and  make   effective  the   transactions
           contemplated by this Plan.

      5.6  As soon as is reasonably  practicable after the Closing, the Acquired
           Fund  will  make  a  liquidating  distribution  to  its  shareholders consisting of the Acquiring Fund Shares received at the Closing.

      5.7  The  Acquiring  Fund  and  the  Acquired  Fund  shall  each  use  its reasonable  best efforts to fulfill or obtain the  fulfillment of the conditions precedent to effect the transactions  contemplated by this
           Plan as promptly as practicable.

      5.8  The Acquired Fund covenants  that it will,  from time to time, as and when reasonably  requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such  assignments and other instruments,  and will take or cause to be taken such further  action as the Acquiring Fund may  reasonably  deem necessary or desirable in order  to vest in and  confirm  the  Acquiring  Fund's  title  to and possession  of all the assets and  otherwise  to carry out the intent and purpose of this Plan.

      5.9  The  Acquiring  Fund will use all  reasonable  efforts  to obtain the approvals and  authorizations  required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

 6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The  obligations  of the  Acquired  Fund  to  consummate  the  transactions provided for herein shall be subject,  at the Acquired Fund's election,  to the  performance  by the  Acquiring  Fund  of  all  the  obligations  to be performed by it hereunder on or before the Closing  Date,  and, in addition thereto, the following further conditions:

      6.1  All  representations  and  warranties of the  Acquiring  Fund and the
           Company  contained  in this  Plan  shall be true and  correct  in all material  respects as of the date  hereof and,  except as they may be affected by the  transactions  contemplated  by this Plan,  as of the
           Closing Date,  with the same force and effect as if made on and as of the Closing Date;

      6.2  The Company and the  Acquiring  Fund shall have  performed all of the covenants  and complied with all of the  provisions  required by this
           Plan  to be  performed  or  complied  with  by the  Company  and  the
           Acquiring Fund on or before the Closing Date; and

      6.3  The  Acquired  Fund and the  Acquiring  Fund shall have agreed on the number of full and  fractional  Acquiring Fund Shares to be issued in connection  with  the  Reorganization  after  such  number  has  been calculated in accordance with paragraph 1.1.

 7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein  shall be subject,  at the  Acquiring  Fund's  election,  to the performance by the Acquired Fund of all of the  obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

      7.1  All  representations  and  warranties of the Company and the Acquired
           Fund contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the  transactions  contemplated by this Plan, as of the Closing Date, with the same  force and  effect as if made on and as of the  Closing
           Date;

      7.2  The Company and the  Acquired  Fund shall have  performed  all of the covenants  and complied with all of the  provisions  required by this
           Plan to be performed or complied  with by the Company or the Acquired
           Fund on or before the Closing Date;

      7.3  The  Acquired  Fund and the  Acquiring  Fund shall have agreed on the number of full and  fractional  Acquiring Fund Shares to be issued in connection  with  the  Reorganization  after  such  number  has  been calculated in accordance with paragraph 1.1;

      7.4  The  Acquired  Fund shall have  declared and paid a  distribution  or distributions  prior to the Closing that,  together with all previous
           distributions,   shall  have  the  effect  of   distributing  to  its
           shareholders (i) all of its investment company taxable income and all of its net realized  capital  gains,  if any, for the period from the close of its  last  taxable  year to 4:00  p.m.  Eastern  Time on the
           Closing; and (ii) any undistributed investment company taxable income and net  realized  capital  gains  from any  period to the extent not otherwise already distributed.

 8.  FURTHER  CONDITIONS  PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE
     ACQUIRED FUND

     If any of the  conditions  set forth  below do not  exist on or before  the
     Closing Date with respect to the Acquired Fund or the Acquiring  Fund,  the other  party  to  this  Plan  shall,  at its  option,  not be  required  to consummate the transactions contemplated by this Plan:

      8.1  The Plan and the  transactions  contemplated  herein  shall have been approved  by the  requisite  vote,  if  any,  of the  holders  of the outstanding  shares  of the  Acquired  Fund in  accordance  with  the provisions  of the  Company's  Articles  of  Incorporation,  By-Laws,
           applicable  Kansas law and the 1940 Act, and certified  copies of the resolutions evidencing such approval shall have been delivered to the
           Acquiring  Fund.  Notwithstanding  anything  herein to the  contrary, neither  the  Acquiring  Fund nor the  Acquired  Fund may  waive  the conditions set forth in this paragraph 8.1;

      8.2  On the Closing Date,  no action,  suit or other  proceeding  shall be pending  or,  to  its  knowledge,  threatened  before  any  court  or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection  with,  this Plan or the transactions contemplated herein;

      8.3  All  consents  of other  parties and all other  consents,  orders and permits of Federal,  state and local  regulatory  authorities  deemed necessary  by the  Acquiring  Fund or the  Acquired  Fund  to  permit
           consummation,   in  all  material   respects,   of  the  transactions
           contemplated hereby shall have been obtained, except where failure to obtain any such consent,  order or permit would not involve a risk of a  material  adverse  effect  on  the  assets  or  properties  of the
           Acquiring  Fund or the  Acquired  Fund,  provided  that either  party hereto may for itself waive any of such conditions;

      8.4  The Registration Statement shall have become effective under the 1933
           Act and no stop orders  suspending  the  effectiveness  thereof shall have been issued and, to the best knowledge of the parties hereto, no
           investigation   or  proceeding  for  that  purpose  shall  have  been
           instituted or be pending,  threatened or contemplated  under the 1933
           Act; and

      8.5  Dechert   shall   deliver  an  opinion   addressed   to  the  Company
           substantially   to  the  effect  that,   based  upon  certain  facts,
           assumptions,  and  representations,  the transaction  contemplated by this Plan shall  constitute  a tax-free  reorganization  for  Federal income tax purposes,  unless, based on the circumstances  existing at the time of the  Closing,  Dechert  determines  that the  transaction contemplated  by this Plan does not qualify as such.  The delivery of
           such   opinion   is   conditioned   upon   receipt   by   Dechert  of
           representations  it shall  request  of the  Company.  Notwithstanding anything  herein  to the  contrary,  the  Company  may not  waive the condition set forth in this paragraph 8.5.

 9.  BROKERAGE FEES AND EXPENSES

      9.1  The Acquiring  Fund  represents  and warrants to the other that there are no  brokers or  finders  entitled  to  receive  any  payments  in connection with the transactions provided for herein.

      9.2  The expenses relating to the proposed  Reorganization will be paid by the  Acquired  Fund and the  Acquiring  Fund pro rata  based upon the relative  net assets of the Funds as of the close of  business on the record date for  determining  the  shareholders  of the Acquired Fund
           entitled   to  vote  on  the   Reorganization.   The   costs  of  the
           Reorganization shall include, but not be limited to, costs associated with  obtaining any necessary  order of exemption  from the 1940 Act, preparation of the Registration Statement,  printing and distributing the  Acquiring  Fund's  prospectus  and  the  Acquired  Fund's  proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the  shareholders'  meeting.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly  incurring  such  expenses  if and to the  extent  that  the payment  by the  other  party of such  expenses  would  result in the disqualification  of such party as a "regulated  investment  company"
           within the meaning of Section 851 of the Code.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     The representations,  warranties and covenants contained in this Plan or in any document  delivered  pursuant  hereto or in connection  herewith  shall survive the consummation of the transactions  contemplated  hereunder.  The covenants to be performed after the Closing shall survive the Closing.

11.  TERMINATION

     This Plan and the  transactions  contemplated  hereby may be terminated and abandoned by resolution of the Board of Directors, at any time prior to the
     Closing Date, if  circumstances  should develop that, in the opinion of the
     Board, make proceeding with the Plan inadvisable.

12.  AMENDMENTS

     This Plan may be amended, modified or supplemented in such manner as may be set forth in writing by the authorized  officers of the Company;  provided, however,  that  following  any  meeting of the  shareholders  called by the
     Acquired Fund pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the  provisions for  determining  the number of the Acquiring  Fund Shares to be issued to the Acquired  Fund  Shareholders under this Plan to the detriment of such shareholders without their further approval.

13.  HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     13.1  The Article and  paragraph  headings  contained  in this Plan are for reference  purposes  only and shall not affect in any way the meaning or interpretation of this Plan.

     13.2  This Plan shall be governed by and construed in  accordance  with the laws of the  State of Kansas  without  regard  to its  principles  of conflicts of laws.

     13.3  This Plan shall bind and inure to the benefit of the  parties  hereto and their  respective  successors  and assigns,  but no assignment or transfer  hereof or of any rights or obligations  hereunder  shall be made by any party  without  the written  consent of the other  party.
           Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person,  firm or  corporation,  other than the parties hereto and their respective  successors and assigns,  any rights or remedies under or by reason of this Plan.

     13.4  It is expressly agreed that the obligations of the parties  hereunder shall  not  be  binding  upon  any of  the  Directors,  shareholders, nominees,  officers,  agents, or employees of the Company personally, but  shall  bind only  property  of such  party.  The  execution  and delivery  by such  officers  shall not be deemed to have been made by any of them  individually  or to impose any  liability on any of them personally, but shall bind only the property of each party.

IN WITNESS  WHEREOF,  the Board of Directors of the Company has caused this Plan to be approved on behalf of the Acquiring Fund and the Acquired Fund.

                                           SBL FUND

                                           By:    ______________________________
                                           Name:
                                           Title:

                                   APPENDIX B

As of June 24, 2002, the following persons owned beneficially or of record 5% or more of the outstanding shares of the Global Fund:

================================================================================
                                     % OF GLOBAL FUND         % OF GLOBAL FUND
      NAME AND ADDRESS            BEFORE REORGANIZATION     AFTER REORGANIZATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

As of June 24, 2002,  the  following  persons  owned of record 5% or more of the outstanding shares of the Global Total Return Fund:

================================================================================
                         % OF GLOBAL TOTAL RETURN      % OF GLOBAL TOTAL RETURN
 NAME AND ADDRESS       FUND BEFORE REORGANIZATION     FUND AFTER REORGANIZATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                    SBL FUND, SERIES M (Global Total Return)

         PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 20, 2002
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned  hereby  appoint(s)  James R. Schmank,  Donald Chubb and John D.
Cleland or any one or more of them, proxies, with full power of substitution, to vote all shares of the SBL Fund, Series M (the "Global Total Return Fund") which the  undersigned is entitled to vote at the Special  Meeting of  Shareholders of the Fund to be held at the offices of the Fund at One  Security  Benefit  Place,
Topeka,  Kansas 66636-0001,  on August 20, 2002 at 9:30 a.m., local time, and at any adjournment thereof.

This proxy will be voted as instructed.  If no  specification is made, the proxy will be voted "FOR" the proposals.

Please  vote,  date and sign this proxy and return it promptly  in the  enclosed envelope.

Please indicate your vote by an "x" in the appropriate box below.

PROXY VOTING INSTRUCTIONS

THE FUND ENCOURAGES ALL SHAREHOLDERS TO VOTE THEIR PROXIES. WE NOW PROVIDE THREE
CONVENIENT METHODS OF VOTING:

1.  PROXY CARD: COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD ATTACHED BELOW IN
    THE ENCLOSED POSTAGE-PAID ENVELOPE;

2.  TELEPHONE:  CALL TOLL-FREE ON A TOUCH-TONE  PHONE  1-800-690-6903,  7 DAYS A
    WEEK, 24 HOURS A DAY; OR

3.  INTERNET: LOG ON TO THE WEB SITE WWW.PROXYVOTE.COM.

IF YOU CHOOSE TO VOTE BY TELEPHONE OR INTERNET,  YOU WILL BE GIVEN  INSTRUCTIONS
AND ASKED TO ENTER THE  TWELVE-DIGIT  CONTROL  NUMBER LOCATED ON THE PROXY CARD.
CHOOSING EITHER OF THESE OPTIONS ELIMINATES THE NEED TO RETURN YOUR PROXY CARD.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

1.  To approve a Plan of Reorganization  providing for the acquisition of all of the assets and  liabilities of the Global Total Return Fund by the SBL Fund,
    Series D (the  "Global  Fund")  solely in exchange  for shares of the Global
    Fund, followed by the complete liquidation of the Global Total Return Fund.

                  For [_]        Against [_]        Abstain [_]

This  proxy must be signed  exactly as your  name(s)  appears  hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.

----------------------------------------     -----------------------------------
Signature                                    Date

----------------------------------------     -----------------------------------
Signature (if held jointly)                  Date

                                     PART B

                                    SBL FUND

--------------------------------------------------------------------------------
                       Statement of Additional Information

                                  _______, 2002
--------------------------------------------------------------------------------

  Acquisition of the Assets and               By and in Exchange for Shares of
  Liabilities of SBL Fund, Series M           SBL Fund, Series D
  (the "Global Total Return Fund")            (the "Global Fund")
  One Security Benefit Place                  One Security Benefit Place
  Topeka, Kansas 66636-0001                   Topeka, Kansas 66636-0001

This  Statement of Additional  Information is available to the  Shareholders  of
Global Total Return Fund in connection with a proposed  transaction  whereby all of the assets and liabilities of Global Total Return Fund will be transferred to
Global Fund in exchange for shares of Global Fund.

This  Statement of  Additional  Information  of the Global Fund consists of this cover page and the following  documents,  each of which was filed electronically with the Securities and Exchange  Commission  and is  incorporated  by reference herein:

1.  The Statement of Additional Information for SBL Fund dated May 1, 2002.

2.  The  Financial  Statements  of Global Fund and Global  Total  Return Fund as
    included in the SBL Funds'  Annual  Report  filed on Form N-30D for the year ended December 31, 2001, Registration No. 2-59353 (filed March 7, 2002).

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy
Statement dated ____, 2002 relating to the reorganization of Global Total Return
Fund may be obtained,  without charge, by writing to Security  Management at One
Security  Benefit Place,  Topeka,  Kansas  66636-0001 or calling (800) 888-2461.
This Statement of Additional  Information should be read in conjunction with the
Prospectus/Proxy Statement.

Pro forma financial  statements of the Funds are not presented as the net assets of Global  Total  Return Fund are less than 10% of the net assets of Global Fund and will represent less than 10% of the net assets of the combined Fund.

                                     PART C

                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

A  policy  of  insurance  covering  Security   Management   Company,   LLC,  its
subsidiaries,  Security Distributors, Inc., and all of the registered investment companies advised by Security Management  Company,  LLC insures the Registrant's directors  and officers  and others  against  liability  arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Paragraph 30 of the Registrant's  Bylaws, as amended February 3, 1995,  provides in relevant part as follows:

30.  INDEMNIFICATION AND LIABILITY OF DIRECTORS AND OFFICERS. Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another  corporation
     (including the heirs, executors,  administrators and estate of such person)
     shall be  indemnified  by the  Corporation  as of right to the full  extent permitted  or  authorized  by the laws of the  State of  Kansas,  as now in effect and as hereafter  amended,  against any liability,  judgment,  fine, amount paid in settlement,  cost and expense  (including  attorneys'  fees)
     asserted  or  threatened  against  and  incurred  by such person in his/her capacity  as or arising  out of his/her  status as a Director or officer of the  Corporation  or, if serving at the  request of the  Corporation,  as a
     Director or officer of another corporation. The indemnification provided by this bylaw  provision  shall not be  exclusive of any other rights to which those  indemnified  may be entitled  under the  Articles of  Incorporation, under  any other  bylaw or under any  agreement,  vote of  stockholders  or disinterested  directors or  otherwise,  and shall not limit in any way any right  which  the  Corporation  may  have  to  make  different  or  further indemnification with respect to the same or different persons or classes of persons.

     No  person  shall  be  liable  to the  Corporation  for any  loss,  damage, liability  or expense  suffered  by it on  account  of any action  taken or omitted to be taken by him/her as a Director or officer of the  Corporation or of any other corporation which he/she serves as a Director or officer at the  request of the  Corporation,  if such  person (a)  exercised  the same degree of care and skill as a prudent  man would have  exercised  under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for  such  other  corporation,  or upon  statement  made or  information furnished by Directors,  officers,  employees or agents of the Corporation, or of such other  corporation,  which he/she had no  reasonable  grounds to disbelieve.

     In the event any  provision of this Section 30 shall be in violation of the
     Investment  Company Act of 1940, as amended or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations.

On  March  25,  1988,  the   shareholders   approved  the  Board  of  Directors'
recommendation  that the  Articles of  Incorporation  be amended by adopting the following Article Fifteenth:

     "A director  shall not be personally  liable to the  corporation  or to its stockholders  for  monetary  damages  for  breach  of  fiduciary  duty as a director,  provided  that this  sentence  shall not eliminate nor limit the liability of a director:

     A.  for any breach of his or her duty of loyalty to the  corporation  or to its stockholders;

     B.  for acts or omissions  not in good faith or which  involve  intentional misconduct or a knowing violation of law;

     C.  for any  unlawful  dividend,  stock  purchase or  redemption  under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

     D.  for any  transaction  from  which  the  director  derived  an  improper personal benefit."

Insofar as  indemnification  for liability  arising under the  Securities Act of
1933 may be permitted to  directors,  officers  and  controlling  persons of the
Registrant pursuant to the foregoing  provisions,  or otherwise,  the Registrant has been advised that in the opinion of the Securities  and Exchange  Commission such  indemnification  is against  public policy as expressed in the Act and is, therefore,  unenforceable. In the event that a claim for indemnification against such liabilities  (other than the payment by the Registrant of expenses incurred or paid by a director,  officer or  controlling  person of the Registrant in the successful  defense of any  action,  suit or  proceeding)  is  asserted  by such director,  officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been  settled by  controlling  precedent,  submit to a court of  appropriate jurisdiction the question whether such  indemnification  by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS

 (1)  Articles of Incorporation(a)
 (2)  Bylaws(b)
 (3)  Not Applicable
 (4)  Form of Plan of Reorganization(c)
 (5)  Certificate of Designation of Series and Classes of Common Stock(a)
 (6)  (a)  Investment Advisory Contract(a)
      (b)  Sub-Advisory Contract - Oppenheimer (Series D)(f)
 (7)  Distribution Agreement(a)
 (8)  Not Applicable
 (9)  Custodian Agreement(d)
(10)  (a)  Brokerage Enhancement Plan(a)
      (b)  Form of Shareholder Service Agreement(e)
(11)  Opinion of Counsel
(12)  Opinion and Consent of Counsel supporting tax matters and consequences (to be filed by amendment)
(13)  Administrative Services and Transfer Agency Agreement(a)
(14)  Consent of Independent Auditors
(15)  Not Applicable
(16)  Not Applicable
(17)  Not Applicable

(a)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's  Post-Effective Amendment No. 41 to Registration Statement No.
     2-59353 on Form N-1A as filed on May 1, 2000.

(b)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's  Post-Effective Amendment No. 40 to Registration Statement No.
     2-59353 on Form N-1A as filed on February 16, 2000.

(c)  See Appendix A to the prospectus.

(d)  Incorporated herein by reference to the Exhibits filed with Security Equity
     Fund's  Post-Effective  Amendment  No.  92 to  Registration  Statement  No.
     2-19458 on Form N-1A as filed on January 15, 2002.

(e)  Incorporated herein by reference to the Exhibits filed with Security Income
     Fund's  Post-Effective  Amendment  No.  71 to  Registration  Statement  No.
     2-38414 on Form N-1A as filed on January 11, 2002.

(f)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's  Post-Effective Amendment No. 36 to Registration Statement No.
     2-59353 on Form N-1A as filed on November 11, 1998.

ITEM 17.  UNDERTAKINGS

1.  The undersigned registrant agrees that prior to any public reoffering of the securities  registered  through the use of a  prospectus  which is a part of this  registration  statement  by any person or party who is deemed to be an underwriter  within the meaning of Rule 145(c) of the  Securities Act 17 CFR
    230.145(c),  the reoffering  prospectus will contain the information  called for by the applicable  registration  form for reofferings by persons who may be deemed  underwriters,  in addition to the  information  called for by the other items of the applicable form.

2.  The undersigned  registrant agrees that every prospectus that is filed under paragraph  (1)  above  will  be  filed  as a  part  of an  amendment  to the registration  statement  and  will  not  be  used  until  the  amendment  is effective,  and that, in determining  any liability under the 1933 Act, each post-effective  amendment shall be deemed to be a new registration statement for the securities  offered  therein,  and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.  The undersigned registrant undertakes to file a post-effective  amendment to this registration statement upon the closing of the Reorganization described
    in  this  registration   statement  that  contains  an  opinion  of  counsel
    supporting the tax matters discussed in this registration statement.

                                   SIGNATURES

Pursuant to the  requirements  of the  Securities  Act of 1933, as amended,  the
Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the  undersigned,  thereunto  duly  authorized,  in the City of
Topeka and State of Kansas on the 3rd day of May, 2002.

                                              SBL FUND

                                              By: JAMES R. SCHMANK
                                                  ------------------------------
                                                  James R. Schmank
                                                  President

Pursuant to the  requirements  of the Securities  Act of 1933, as amended,  this
Registration  Statement  has been signed below by the  following  persons in the capacities and on the date indicated.

          SIGNATURE                           TITLE                      DATE

JAMES R. SCHMANK                      Director and President         May 3, 2002
------------------------------     (Principal Executive Officer)
James R. Schmank

JOHN D. CLELAND                              Director                May 3, 2002
------------------------------
John D. Cleland

DONALD A. CHUBB, JR.                         Director                May 3, 2002
------------------------------
Donald A. Chubb, Jr.

PENNY A. LUMPKIN                             Director                May 3, 2002
------------------------------
Penny A. Lumpkin

MARK L. MORRIS, JR.                          Director                May 3, 2002
------------------------------
Mark L. Morris, Jr.

MAYNARD OLIVERIUS                            Director                May 3, 2002
------------------------------
Maynard Oliverius

                                  EXHIBIT INDEX

 (1)  None
 (2)  None
 (3)  None
 (4)  None
 (5)  None
 (6)  (a)  None
      (b)  None
      (c)  None
 (7)  None
 (8)  None
 (9)  None
(10)  (a)  None
      (b)  None
(11)  Opinion of Counsel
(12)  None
(13)  None
(14)  Consent of Independent Auditors
(15)  None
(16)  None
(17)  None